UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    Form 8-K




                                 CURRENT REPORT



               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 21, 1999


                              RIVERSIDE GROUP, INC.
             (Exact name of registrant as specified in its charter)



      Florida                         0-9209                       59-1144172
    (State of other             (Commission File No.)            (IRS Employer
     jurisdiction of                                             Identification
     incorporation)                                                  number)





                7800 Belfort Parkway, Jacksonville, Florida          32256
                 (Address of principal executive offices)         (Zip Code)


                                  904-281-2200
              (Registrant's telephone number, including area code)

Item 5.    Other Events

         On October 21, 1999, Imagine Investments, Inc. ("Imagine"), a Texas based company, made an $8 million investment into Riverside's subsidiary, Buildscape, Inc. ("Buildscape") by converting $3 million of debt into common shares and investing an additional $5 million for Buildscape preferred shares.

         In this transaction, Imagine acquired from Riverside 1,880,933 of Buildscape's 5,000,000 outstanding shares of common stock in exchange for (i) the cancellation of $3 million of indebtedness and (ii) 520,000 shares of Riverside's common stock held by Imagine. The Company retained the remaining 3,119,067 outstanding shares of Buildscape's common stock. In addition,
Buildscape issued to Imagine in exchange for $5,000,000, 1,666,667 shares of Buildscape's voting Series A Cumulative Convertible Preferred Stock with a $5 million aggregate liquidation preference. As a result of this transaction, the outstanding shares of the Company have been reduced from 5.3 million to 4.8 million and the Company owns 47% of Buildscape on a fully converted basis. Imagine owns 38% of the common and 100% of the preferred shares of Buildscape, or 53% on a fully converted basis.

         The Company is continuing in discussions with other potential investors for the sale of additional shares of Buildscape preferred stock.

         The transactions were approved by the Company's Board of Directors based in part upon the opinion of its financial advisor that the transaction is fair to the Company's shareholders from a financial point of view.

Item 7.    Financial Statements and Exhibits.

           (b)  Pro forma financial information.

           It is impracticable to provide the required financial statements at this time. Such financial statements will be filed by amendment to this report as soon as is reasonable possible.

           (c)  Exhibits.

                 Exhibit
                 Number        Description of Exhibit

                   2.1 Agreement dated October 15, 1999 among Imagine Investments, Inc., Riverside Group, Inc., Cybermax, Inc., Cybermax Tech, Inc. and Buildscape, Inc.

                   2.2 Series A Cumulative Convertible Preferred Stock Purchase Agreement dated October 15, 1999 among Riverside Group, Inc., Buildscape, Inc. and Imagine Investments, Inc.

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RIVERSIDE GROUP, INC.



                                        By:  /s/ Catherine J. Gray
                                        ___________________________
                                        Catherine J. Gray
                                        Senior Vice President



Date:  November 5, 1999

                                   AGREEMENT
                                  BY AND AMONG
                           IMAGINE INVESTMENTS, INC.,
                     RIVERSIDE GROUP, INC., CYBERMAX, INC.,
                    CYBERMAX TECH, INC. AND BUILDSCAPE, INC.

         -------------------------------------------------------------









October 15, 1999

                                TABLE OF CONTENTS

Section                                                                    Page


1.  Certain Transaction to Occur Prior to or Simultaneously
     with Closing.............................................................2
         1.1  Assumption of Buildscape Loans..................................2
         1.2  Liquidation of CMT..............................................2
         1.3  Distribution to Riverside.......................................2

2.  Acquisition by Imagine of Buildscape Common...............................2
         2.1  Exercise of Options.............................................2
         2.2  Exchange........................................................2
         2.3  Calculation of Number of Riverside Shares.......................3
         2.4  Option to Pay Cash for Buildscape Shares........................3

3.  Closing      .............................................................3

4.  Representations and Warranties of the Riverside Parties...................3
         4.1  Authority; Consents; Enforcement; Noncontravention..............4
         4.2  Ownership of Capital Stock......................................4
         4.3  Corporate Status ...............................................5
         4.4  Qualification in Other States...................................5
         4.5  Capitalization, Stock Ownership and Rights......................5
         4.6  Financial Statements............................................5
         4.7   Absence of Undisclosed Liabilities.............................6
         4.8  Absence of Certain Events.......................................6
         4.9  Accounts Receivable.............................................8
         4.10  Books of Account, Records and Minute Books.....................8
         4.11  Compliance With Legal Requirements.............................9
         4.12  Computer Systems; Software.....................................9
         4.13  Sufficiency of Assets.........................................11
         4.14  Contracts.....................................................11
         4.15  Employee Benefits.............................................12
         4.16  Employees       ..............................................14
         4.17  Environmental Matters.........................................15
         4.18  Intellectual Property.........................................17
         4.19  Litigation; Orders............................................18
         4.20  No Agent, Finder or Broker....................................18
         4.21  Similar Business Ownership....................................18
         4.22  Taxes; Tax Returns; Tax Elections.............................18
         4.23  Title to Properties...........................................19
         4.24  Completeness of Statement; Effect of Representations and
               Warranties....................................................19

                                TABLE OF CONTENTS
Section                                                                    Page

         4.25  Securities Representations....................................20

5.  Representations and Warranties of Imagine................................20
         5.1  Corporate Status ..............................................20
         5.2  Authority; Consents; Enforcement; Noncontravention.............20
         5.3  No Agent, Finder or Broker.....................................21
         5.4  Investment Intent..............................................21
         5.5  Completeness of Statement; Effect of Representations and
              Warranties.....................................................21

6.  Covenants of the Parties.................................................21
         6.1  Covenant of Imagine............................................21
         6.2  Legends........................................................21
         6.3  Removal of Legend and Transfer Restrictions....................22
         6.4  Actions of the Parties.........................................22
         6.5  Compliance With Conditions.....................................22
         6.6  Rights of First Offer..........................................22
         6.7  Certain Voting Provisions......................................23
         6.8 Certain Remedies  ..............................................24
         6.9 Shared Services Agreement.......................................24

7.  Conditions To Closing....................................................24
         7.1   Conditions to Obligations of Imagine..........................24
         7.2  Conditions to Obligations of Riverside Parties.................25

8.  Termination  ............................................................26
         8.1  Termination of Agreement.......................................26
         8.2  Effect of Termination..........................................26

9.  Indemnification; Remedies................................................27
         9.1  Survival; Right to Indemnification Not Affected
              by Knowledge...................................................27
         9.2  Indemnification By Riverside Parties...........................27
         9.3  Indemnification By Imagine.....................................28
         9.4  Indemnity Claims ..............................................28
         9.5  No Liability of Buildscape.....................................30
         9.6 Limitation on Indemnification...................................30

10.  Miscellaneous Provisions................................................30
         10.1  Construction    ..............................................30
         10.2  Entire Agreement..............................................30

                                TABLE OF CONTENTS

Section                                                                    Page

         10.3  Exhibits and Schedules........................................31
         10.4  Expenses        ..............................................31
         10.5  Further Assurances............................................31
         10.6  Governing Law   ..............................................31
         10.7  Headings        ..............................................31
         10.8 Definition of Knowledge........................................31
         10.9  Invalidity of Provisions; Severability........................32
         10.10  No Public Announcement.......................................32
         10.11  No Third Party Beneficiaries.................................32
         10.12  Notices......................................................32
         10.13  Successors and Assigns.......................................33
         10.14  Time of Essence..............................................33
         10.15  Waiver.......................................................33

                                    EXHIBITS

Exhibit       Description                                                Section

A             Shared Services Agreement......................................6.9
B             Opinion from Counsel for Sellers........................... 7.1(h)



                                    SCHEDULES
Description                                                             Schedule

Articles of Incorporation and Bylaws of the Company..........................4.3
Qualification as Foreign Corporation.........................................4.4
Capitalization...............................................................4.5
Financial Statements.........................................................4.6
Absence of Undisclosed Liabilities...........................................4.7
Absence of Certain Events....................................................4.8
Receivables..................................................................4.9
Compliance with Legal Requirements..........................................4.11
Contracts...................................................................4.14
Employee Benefit Plans...................................................4.15(a)
Employee Benefit Plans Liability.........................................4.15(b)
Compliance of Benefit Plans With ERISA and Code..........................4.15(c)
Agreements With Employees...................................................4.16
Litigation..................................................................4.19
No Agent....................................................................4.20
Tax Agreements...........................................................4.22(d)
Title to Properties.........................................................4.23
Facts Relating To Representations and Warranties - Seller...................4.24

                            GLOSSARY OF DEFINED TERMS
Defined Term                                                             Section

Adverse Effect...............................................................4.4
Affiliate....................................................................9.2
Agreement...................................................................10.2
August Option............................................................Recital
Benefit Plans............................................................4.15(a)
Best Efforts..............................................................4.8(t)
Breach....................................................................6.4(a)
Buildscape..........................................................Introduction
Buildscape Agreement.........................................................2.3
Buildscape Common........................................................Recital
Buildscape Loans.........................................................Recital
Buildscape Loan Agreements...............................................Recital
Buildscape Preferred ........................................................2.3
Buildscape Shares............................................................6.6
Claim.....................................................................9.4(a)
Claim Notice..............................................................9.4(a)
Cleanup............................................................4.17(d)(2)(C)
Closing........................................................................3
Closing Date...................................................................3
CM..................................................................Introduction
CMT.................................................................Introduction
Code.....................................................................4.15(a)
Compensation Plans.......................................................4.15(a)
Computers................................................................4.12(a)
Contemplated Transactions.................................................4.1(a)
Copyrights...............................................................4.18(a)
DB Plan..................................................................4.15(b)
Damages......................................................................9.1
ERISA....................................................................4.15(a)
ERISA Affiliate..........................................................4.15(a)
Encumbrances.................................................................2.1
Environment..............................................................4.17(d)
Environmental Law........................................................4.17(d)
Fairness Opinion.............................................................2.3
Financial Statements.........................................................4.6
First Offer Shares........................................................6.6(b)
GAAP.........................................................................4.6
Governmental Body.........................................................4.1(a)
Imagine.............................................................Introduction
Imagine Indemnitees..........................................................9.2

Indemnitee................................................................9.4(a)
Indemnifying Party........................................................9.4(a)
Intellectual Property.......................................................4.18
Interim Balance Sheet........................................................4.6
Interim Period...............................................................4.6
Knowledge...................................................................10.8
Legal Requirement.........................................................4.1(b)
Liability....................................................................4.7
Liquidation of CMT...........................................................1.2
March Option.............................................................Recital
Marks....................................................................4.18(a)
Multiemployer Plans......................................................4.15(a)
Notices....................................................................10.12
Offer.....................................................................6.6(b)
Options..................................................................Recital
Optionee..................................................................6.6(b)
Option Price.................................................................2.1
Option Shares................................................................2.1
Order....................................................................4.17(d)
Ordinary Course of Business..................................................4.7
Patents..................................................................4.18(a)
Payless......................................................................2.3
PBGC.....................................................................4.15(b)
Pension Plans............................................................4.15(a)
Person....................................................................4.1(b)
Plan Sponsor.............................................................4.15(a)
Proceeding...............................................................4.15(c)
Proprietary Rights Agreement.............................................4.16(c)
Receivables..................................................................4.9
Rights in Mask Works.....................................................4.18(a)
Riverside...........................................................Introduction
Riverside Indemnitees........................................................9.3
Riverside Party or Parties...................................................2.3
Riverside Shares.............................................................2.2
Software.................................................................4.12(b)
Tax......................................................................4.22(a)
Tax Returns..............................................................4.22(a)
Third Party Claim.........................................................9.4(b)
Threatened...............................................................4.15(c)
Trade Secrets............................................................4.18(a)
Undisclosed Liabilities......................................................4.7
VEBA.....................................................................4.15(a)
Voting Agreement..........................................................6.2(c)

Welfare Plans............................................................4.15(a)
Wickes.......................................................................2.3

                                    AGREEMENT



     This Agreement ("Agreement") is made this 15th day of October, 1999, by and among Imagine Investments, Inc., a Delaware corporation ("Imagine"), Riverside Group, Inc., a Florida corporation ("Riverside"), CyberMax, Inc., a Florida corporation ("CM"), CyberMax Tech, Inc., a Florida corporation ("CMT"), and Buildscape, Inc., a Florida corporation ("Buildscape").

     Recitals:

     A. CM, CMT and Buildscape are direct or indirect wholly-owned subsidiaries of Riverside.

     B. CMT owns 5,000,000 shares of Common Stock, $.01 par value per share, of Buildscape ("Buildscape Common") (after giving effect to a 5,000 to 1 split of outstanding shares of Buildscape Common to be effected by Buildscape on or prior to the Closing Date with the consent of Imagine). Pursuant to the terms of that certain Stock Option Agreement, dated March 12, 1999, as amended by that certain Amendment to Stock Option Agreement by and among CMT, Imagine and Buildscape, CMT granted Imagine the right and option to acquire 1,000,000 shares of Buildscape Common owned by CMT (collectively, the "March Option"). Additionally, pursuant to the terms of that certain Stock Option Agreement, dated August 12, 1999, by and among CMT, Imagine and Buildscape, CMT granted Imagine the right and option to acquire an additional 500,000 shares of Buildscape Common owned by CMT (the "August Option") (the March Option and the August Option are collectively referred to as the "Options").

     C. Pursuant to that certain Loan Agreement, dated March 12, 1999, that certain Amendment to Loan Agreement, dated May 20, 1999, and that certain Loan Agreement, dated August 12, 1999, each among Imagine, Buildscape, Riverside, CM and CMT, and all documents and agreements (including promissory notes) executed in connection with the foregoing, and that certain Promissory Note in the principal amount of $135,000 dated October 13, 1999, made by Buildscape to Imagine (collectively, the "Buildscape Loan Agreements"), Imagine has loaned to Buildscape the aggregate amount of $3,485,000 ("Buildscape Loans").

     D. Imagine has heretofore invested substantial sums of money in Riverside and Buildscape and now desires to increase its investment in Buildscape through the transactions described in this Agreement.

     Agreement:

     Now, Therefore, the parties hereby agree as follows:

     1.  Certain Transaction to Occur Prior to or Simultaneously with Closing.

         1.1 Assumption of Buildscape Loans. Prior to the Closing (as hereafter defined), CMT will execute such documents and agreements necessary or appropriate, reasonably acceptable to Imagine, to assume Buildscape's obligations arising under the Buildscape Loan Agreements with respect to payment of $3,000,000 of the outstanding principal amount thereof.

         1.2 Liquidation of CMT. Prior to the Closing, CM shall cause CMT to be dissolved and liquidated into CM (the "Liquidation"), and in connection with such Liquidation, CM shall acquire all of CMT's assets (including, without limitation, the shares of Buildscape Common owned by CMT), and CM will assume the obligations assumed by CMT under the Buildscape Loan Agreements pursuant to
Section 1.1 and CMT's obligations under the Options.

         1.3 Distribution to Riverside. At or prior to the Closing, CM shall distribute to Riverside, as a dividend on the shares of common stock of CM owned by Riverside, 3,119,067 shares of the Buildscape Common acquired by CM in connection with the Liquidation.

     2. Acquisition by Imagine of Buildscape Common.

         2.1 Exercise of Options. At the Closing, Imagine shall exercise the March Option, in full, and the August Option with respect to 250,000 shares of Buildscape Common, for a total of 1,250,000 shares of Buildscape Common ("Option Shares"). The purchase price for each Option Share shall be $2.40, for a total price for all of the Option Shares of $3,000,000 ("Option Price"). The parties agree that the Option Price is equal to 80% of the fair market value of such Option Shares and, solely with respect to the Option Shares, is either equal to, or otherwise amends the provisions related to computation of, the "Option Price," as provided in each of the agreements granting the March Option and August Option. At the Closing, Imagine shall pay the Option Price to CM (as successor in interest to CMT) by cancellation of $3,000,000, of the principal amount of the Buildscape Loans, and CM shall deliver to Imagine certificates representing the Option Shares, free and clear of all "Encumbrances" (which, for purposes of this Agreement, means any charge, claim, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership, except for restrictions on voting and transfer expressly provided for in this Agreement). Upon consummation of the transactions described in this Section 2.1, the August Option shall be terminated.

         2.2 Exchange. At the Closing, Imagine and CM agree that CM shall deliver to Imagine 630,933 shares of Buildscape Common owned by CM and that, in exchange therefor, Imagine shall deliver that number of shares of common stock, $.10 par value per share of Riverside ("Riverside Shares") owned by Imagine as shall be determined pursuant to Section 2.3. At the Closing, each of Imagine and CM will deliver to the other certificates representing the shares exchanged, duly endorsed for transfer on the books of the issuer, free and clear of all Encumbrances. Imagine hereby consents to the transfer by CM to Riverside of such

Riverside Shares as a dividend on the shares of common stock of CM owned by Riverside.

         2.3 Calculation of Number of Riverside Shares. Prior to the Closing, Riverside, on behalf of itself, CM, CMT, and Buildscape (each a "Riverside Party" and collectively, the "Riverside Parties"), shall obtain the opinion of a respectable investment banking firm (the "Fairness Opinion") with respect to the fairness, from a financial point of view, of the transactions described in this Agreement and in that certain Buildscape, Inc. Series A Cumulative Convertible Preferred Stock ("Buildscape Preferred") Purchase Agreement, of even date herewith ("Buildscape Agreement"), by and among Riverside, Buildscape and Imagine. Such Fairness Opinion shall, among other things, contain such investment banking firm's opinion as to the value or range of values of the Riverside Shares. For purposes of calculating the number of Riverside shares to be exchanged pursuant to Section 2.2, such value (or if a range of values is contained in the Fairness Opinion, the highest such value) shall be used to calculate the per share value of the Riverside Shares to be exchanged for Buildscape Common pursuant to Section 2.2, and the number of Riverside Shares to be exchanged shall be an amount equal to $1,892,800 (i.e., 630,933 shares of Buildscape Common at $3.00 per share, which the parties agree is the fair market value of each Buildscape Common Share) divided by the value of each Riverside Share; provided, however, that in the event such Fairness Opinion determines that the value of a Riverside Share is less than $3.64, then Imagine, in its sole discretion, may elect either (i) to terminate this Agreement, upon notice to Riverside given within 2 days following delivery of the Fairness Opinion to Imagine, in which event the parties will have no liability or further obligations herein, or (ii) deliver to CM Riverside Shares and cash having an aggregate value of $1,892,800.00.

         2.4 Option to Pay Cash for Buildscape Shares. Notwithstanding the foregoing provisions of this Section 2, in lieu of the exchange described in Sections 2.2 and 2.3, Imagine, in its sole discretion, may elect to purchase from CM that number (as Imagine shall elect) of the Buildscape Common shares at a purchase price of $3.00 each. In such event, at the Closing, Imagine shall deliver the aggregate purchase price for such purchased shares of Buildscape Common by delivery of immediately available funds, and CM shall sell such number of Buildscape Common shares to Imagine and deliver to Imagine certificates therefor, duly endorsed for transfer on the books of Buildscape, free and clear of all Encumbrances.

     3. Closing. The closing ("Closing") shall take place at the offices of Greenebaum Doll & McDonald, PLLC, 3300 National City Tower, Louisville, Kentucky, at 10:00 a.m., local time. The Closing shall occur on October 15, 1999, or on such other date as the parties may agree, provided that the date of Closing ("Closing Date") shall in no event be later than October 18, 1999.

     4. Representations and Warranties of the Riverside Parties. The Riverside Parties, jointly and severally, hereby represent and warrant to Imagine as follows (provided, such representations and warranties are qualified in their entirety by the provisions of (i) the Buildscape Agreement and the agreements executed and delivered in connection therewith; and (ii) Buildscape Loan Agreements):

         4.1  Authority; Consents; Enforcement; Noncontravention.

              (a) Authority; Enforcement. This Agreement has been duly executed by the Riverside Parties and constitutes the legal, valid and binding obligation of Riverside Parties, enforceable against them in accordance with its terms. Riverside Parties have the absolute and unrestricted corporate right, power, authority and capacity to execute and deliver this Agreement. No Riverside Party needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any "Governmental Body" (as hereafter defined) in order to consummate the transactions contemplated by this Agreement (the "Contemplated Transactions"), other than filings with the Florida Secretary of State and with the Securities and Exchange Commission required by the rules and regulations thereof in connection with the Buildscape Agreement or the Contemplated Transactions. As used in this Agreement, "Governmental Body" means any (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government;
(c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

              (b) Noncontravention. Neither the execution and the delivery of this Agreement, nor the compliance with, or the fulfillment of, the terms, conditions and provisions hereof, will, except in such respects as would not have a material "Adverse Effect" (as hereafter defined) on the Riverside Parties taken as a whole or on Buildscape individually (a) violate any "Legal Requirement" (which, as used in this Agreement, shall mean any federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute or treaty) applicable to any of the Riverside Parties or any provision of their Articles of Incorporation or bylaws; or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or result in the imposition of or creation of any Encumbrance upon or with respect to any of the assets or properties owned or used by any of the Riverside Parties; or (c) require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Riverside Party is a party or by which it is bound or to which any of its assets or properties are subject; or (d) except as set forth in Section 4.1(a) and except for any consent of Imagine required under any agreement between Imagine and any of the Riverside Parties or their affiliates, which consent is hereby given, require the approval, consent, authorization or act of, or the making by any Riverside Party of any declaration, filing or registration with, any "Person" (which, for the purposes of this Agreement, shall mean any individual, entity, organization, labor union or other entity or Governmental Body).

         4.2 Ownership of Capital Stock. Riverside is the sole record and beneficial owner of all the issued and outstanding capital stock of CM; CM is the sole record and beneficial owner of all the issued and outstanding capital stock of CMT; and, except for the Options, CMT is the sole record and beneficial owner of all the issued and outstanding capital stock of Buildscape.

     4.3 Corporate Status. Each Riverside Party is a corporation duly incorporated and existing, and in good standing, under the laws of the State of Florida, and has, and at all times has had, full corporate power and authority to own and lease its properties as such properties are now owned and leased and to conduct its business as and where such business has and is now being conducted. Setforth on Schedule 4.3 are true and complete copies of the

Articles of Incorporation and Bylaws of each Riverside Party, as amended to the date hereof.

         4.4 Qualification in Other States. Neither the nature of the business of, nor the character and location of the properties owned or leased by, Buildscape makes qualification of it as a foreign corporation necessary under the laws of any jurisdiction other than as set forth on Schedule 4.4, which are the only jurisdictions in which the character of its properties or the nature of its business requires qualification, or, if not qualified, the failure to so qualify would not have an a material "Adverse Effect" (as defined below in this
Section 4.4), other than the obligation to pay nominal filing fees and penalties in order to be qualified therein. As used in this Agreement, the term "Adverse Effect" shall mean, with respect to any Riverside Party, any adverse change, circumstance or effect that, individually or in the aggregate with all other adverse changes, circumstances and effects, is or is reasonably likely to be adverse to the business, operations, assets, liabilities (including contingent liabilities), properties, financial condition, results of operations or prospects of such Riverside Party and no event has occurred or circumstance exists that may result in such an adverse change, circumstance or effect.

         4.5  Capitalization, Stock Ownership and Rights.

              (a) Capitalization. Schedule 4.5(a) sets forth the authorized capital stock of Buildscape as of the Closing Date.

              (b) No Outstanding Rights. There are no, nor is there any agreement, commitment or arrangement not yet fully performed which would result in any, outstanding agreements, arrangements, subscriptions, options, warrants, calls, rights or other commitments of any character relating to the issuance, sale, purchase or redemption of any capital stock of Buildscape (except for (i) options for 926,100 shares of Buildscape Common issued pursuant to Buildscape's employee Stock Option Plan, (ii) shares of Buildscape Common issuable to Mozart, Inc. pursuant to the Agreement dated May 21, 1999 between Mozart, Inc. and The Riverside Group, and (iii) the transactions contemplated by the Buildscape Agreement).

         4.6 Financial Statements. Schedule 4.6 contains Buildscape's unaudited balance sheet and statement of income, change in stockholders' equity and cash flow for the year ended December 31, 1998, and Buildscape's unaudited balance sheet ("Interim Balance Sheet") and statement of income, change in stockholders' equity and cash flow for the eight months ended August 31, 1999 (the "Interim Period"), (collectively the "Financial Statements.") The Financial Statements represent actual, bona fide transactions, and were prepared in accordance with "GAAP," (which, for purposes of this Agreement, means generally accepted United States accounting principles, applied on a basis consistent with the basis on which all of the financial statements referred to herein were prepared), present fairly the financial condition of Buildscape as of the respective dates of the Financial Statements, and the results of operations, changes in stockholders' equity and cash flows of Buildscape for such periods, are consistent with the books and records of each of Buildscape, and do not contain any items of special or nonrecurring nature, provided the Financial Statements for the Interim Period are subject to normal year-end adjustments, which shall not be material, individually or in the aggregate, and the Financial Statements lack footnotes and other presentation items (that, if presented, would not differ materially from those included in the balance sheets contained therein).

No financial statement of any Person other than the other Riverside Parties is required by GAAP to be included in the Financial Statements of Buildscape.

         4.7 Absence of Undisclosed Liabilities. Buildscape has no material debts, obligations or liabilities of any nature, whether known or unknown, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether matured or unmatured, whether asserted or unasserted and whether due or to become due (collectively, "Liability"), except as shown (and in the amounts shown) on the face of the Interim Balance Sheet or as shown on Schedule 4.7. From the date of the Interim Balance Sheet to the date hereof, except as shown on Schedule 4.7, Buildscape has not incurred or become subject to any material Liability, other than Liabilities incurred in the "Ordinary Course of Business" (as defined below in this Section 4.7) all of which have been paid in full in the Ordinary Course of Business or are reflected on their regular books of account and none of which (a) is inconsistent with the representations, warranties and covenants of the Riverside Parties contained herein or with any other provisions of this Agreement or (b) has or may be expected to have a material Adverse Effect. Any Liabilities not disclosed pursuant to this Section 4.7 are referred to as "Undisclosed Liabilities." As used in this Agreement, the term "Ordinary Course of Business" shall mean an action which is consistent with the past practices Buildscape and is taken in the ordinary course of its normal day-to-day operations, is not required to be authorized by the board of directors of Buildscape and is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors of a corporation in the ordinary course of the normal day-to-day operations of other businesses that are in the same line of business as Buildscape.

         4.8 Absence of Certain Events. Since August 31, 1999, Buildscape has not, except as set forth on Schedule 4.8 or as contemplated by this Agreement:

              (a)  issued,   sold,  purchased  or  redeemed  any  stock,  bonds,
debentures, notes or other corporate securities, or issued, sold or granted any option, warrant or right to acquire any thereof;

              (b) waived or released any debts, claims, rights of value or suffered any extraordinary loss or written down the value of any inventories or other assets or written down or off any receivable in excess of $10,000;

              (c) made any capital expenditures or capital commitments in excess of $7,500 for any single one or series of related transactions or in excess of $50,000 in the aggregate;

              (d) made any change in the business or operations or the manner of conducting its business or operations, other than changes in the Ordinary Course of Business, none of which has, and which in the aggregate have not had, a material Adverse Effect;

              (e) suffered any casualty, damage, destruction or loss to any of its properties in excess of $5,000 for any one event or in excess of $15,000 in the aggregate;

              (f) declared, set aside or paid any dividends or distributions in respect of shares of its capital stock;

              (g) paid or obligated itself to pay any bonuses or extraordinary compensation to, or mad eany increase (except increases in the Ordinary Course of Business) in the compensation payable (or to become payable by it) to, any of its directors, officers, employees, agents or other representatives;

              (h) terminated or amended or suffered the termination or amendment of any material contract, lease, agreement, license or other instrument to which it is or was a party;

              (i) adopted,  modified or amended any plan or agreement  listed on
Schedule 4.15 so as to increase the benefits due its employees under any such plan or agreement;

              (j) made any loan or advance to any Person (except a normal travel or other reasonable expense advance to its officers and employees);

              (k)  suffered a material Adverse Effect;

              (l) subjected any of its assets or properties to any Encumbrances or to any other similar charge of any nature whatsoever;

              (m) paid any funds to any of its officers or directors, or to any family member of any of them, or any Person in which any of the foregoing have any direct or indirect interest, except for the payment of installments of annual salaries and the bonuses accrued at June 30, 1999, and except for advances and reimbursements for travel and other expenses incurred in the Ordinary Course of Business.

              (n) disposed of or encumbered, or agreed to dispose of or encumber, any of its properties or assets other than in the Ordinary Course of Business, consistent with past practices;

              (o) entered into any transactions other than in the Ordinary Course of Business;

              (p)  made  any  change  in  accounting   principles,   methods  or
practices;

              (q) entered into any agreement, contract, lease or license (or series of related agreements, contracts, leases or licenses) not listed on
Schedule 4.14 hereto either involving more than $50,000 or made outside the Ordinary Course of Business;

              (r) been a party to any other occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business; or

              (s) entered into any agreement or commitment (whether or not in writing) to do any of the above;

and Buildscape has:

              (t) used its "Best Efforts" (as hereafter defined) to preserve its business and organization, and to keep available, without entering into any binding agreement, the services of its employees, and to preserve the goodwill of its customers and others having business relationships with it (as used in this Agreement, the term "Best Efforts" shall be the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible; provided, however, that an obligation to use Best Efforts under any agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of such agreement and the transactions described therein); and

              (u) continued its business and maintained its operations and equipment, books of account, records and files in the Ordinary Course of Business.

         4.9 Accounts Receivable. All accounts receivable of Buildscape reflected in its Interim Balance Sheet or on its accounting records (the "Receivables") represent (a) valid and bona fide obligations arising from sales actually made or services actually rendered by Buildscape in the Ordinary Course of Business and (b) are correct as to amount, legally enforceable according to their terms and (c) have no right of defense, counter claims or set-off against them. Unless paid prior to the Closing Date, such Receivables are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Interim Balance Sheet or on the accounting records of Buildscape as of the Closing Date (which reserves are adequate and calculated consistent with past practice and, in the case of the reserve as of the Closing Date, will not represent a greater percentage of the Receivables as of the Closing Date than the reserve reflected therein and will not represent a material adverse change in the composition of such Receivables in terms of aging).

         4.10 Books of Account, Records and Minute Books. Prior to the execution of this Agreement, Buildscape made available to Imagine for its examination the books of account, records and minute books of Buildscape. Such books of account and records are true and complete in all material respects, have been maintained in accordance with sound business practices and the requisite requirements of section 13(b)(2) of the Securities Exchange Act of 1934, as amended (regardless of whether Buildscape is subject to such section) including the maintenance of an adequate system of internal controls. The minute books of Buildscape contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the board of directors and the committees of the board of directors of Buildscape, and no meeting of any such stockholders, board of directors or committee has been held for which minutes have not been prepared and are not contained in such minute books. No changes or additions to such books and records of Buildscape have been made from the date such books and records were first made available to Imagine and nothing which should be set forth in said books and records, if prepared in the usual and customary manner of Buildscape, has occurred from the date such books and records were first made available to Imagine, except for such changes, additions or events which have been made or have occurred, as the case may be, in the Ordinary Course of Business.

         4.11  Compliance  With  Legal  Requirements.  Except as  set  forth  in
Schedule 4.11:

              (a) Buildscape is, and at all times has been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets, except to the extent that any non-compliance would not result in a material Adverse Effect;

              (b) no event has occurred, nor does any circumstance exist, that (with or without notice or lapse of time) (A) may constitute or result in a violation by either Buildscape of, or a failure to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of Buildscape to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, except in such respects as would not result in a material Adverse Effect; and

              (c) Buildscape has not received any notice or other communication (whether oral or written) from any Person regarding (A) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal
Requirement, or (B) any actual, alleged, possible or potential obligation to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

         4.12  Computer Systems; Software.

              (a) Condition of Computers. Except in such respects as would not result in a material Adverse Effect, all computers and computer systems owned, leased or used by Buildscape (including software, communication links and storage media) (collectively, "Computers"):

                  (1) are in full operating order and fulfill, in an efficient manner without material downtime or errors, the purposes for which they were acquired, established and are currently used;

                  (2)  have   adequate   capacity  for  the  present   needs  of
     Buildscape, as applicable, and (taking into account the extent to which the computer systems are expandable) foreseeable future needs;

                  (3) have adequate security, back-ups, duplication, hardware and software support and maintenance (including emergency cover) and trained personnel to ensure:

                      (A) that breaches of security, errors and breakdowns are kept to a minimum; and

                      (B) that no material disruption will be caused or any material part thereof in the event of a breach of security, error or breakdown;

                  (4)  are  properly   established  and  documented  by  written
     technical descriptions and manuals so as to enable them to be used and operated by any reasonably qualified personnel;

                  (5) except as described in the "Shared Services Agreement" (as hereafter defined), are under the sole control of Buildscape, are not shared with, used by or on behalf of or accessible by any other Person and, except for software properly licensed, are owned by Buildscape;

                  (6) are not obsolete and are not likely to be in need of replacement or material upgrading within two years after the date hereof; and

                  (7) comply with and are used in accordance with all Legal Requirements.

              (b) Condition of Software. Except in such respects as would not result in a material Adverse Effect, all software used on or stored or resident in the Computers of Buildscape ("Software"):

                  (1) performs efficiently in accordance with its specifications and does not contain any defect or feature which may have an Adverse Effect on its performance or the performance of any other software in the future (providing such future software is otherwise compatible);

                  (2) is lawfully held and used and does not infringe the intellectual property rights of any Person and all copies held have been lawfully made; and

                  (3)  as to copyrights in connection with the Software:

                      (A) Software written or commissioned by Buildscape is owned exclusively by it, no other person has the rights therein or rights to the use or copies of the Software or source codes, and complete written listings and written copies of the source codes for the Software are in the possession of Buildscape, as applicable; and

                      (B) all other Software is licensed to Buildscape on an express or implied license which does not require any further payments, is not terminable and which imposes no material restrictions except as to copying on the use or transfer of the Software.

              (c) Ownership of Software. No Software owned by or licensed to Buildscape is used by or licensed or sublicensed to any other Person.

              (d) Operation of Computers. No person is in a position, by virtue of its or his rights in the Computers, to prevent or impair the proper and efficient functioning of the Computers or to demand any payment for services rendered (except for normal salaries and wages due Buildscape employees in the ordinary course of business or as otherwise disclosed pursuant hereto), or to impose any onerous condition, in order to preserve the proper and efficient functioning of the Computers in the future. Buildscape's employees are adequately trained to enable them to use and operate Buildscape's Computers to the full extent of the capabilities of the Computers without material assistance from any other Person. All Data and Records stored by electronic means are capable of ready access through the Computers. The Contemplated Transactions will not cause any license agreements referred to in this Section 4.12 to be terminated or the terms varied or any rates or royalties payable to be increased.

              (e) Year 2000. All Software owned, leased or licensed to Buildscape, presently used or proposed to be used in its business, will, except in such respect as would not result in a material Adverse Effect (i) accurately process date-related information before, during and after January 1, 2000, including accepting the date input, providing the date out-put, and performing calculations on dates or portions of dates; (ii) function without interruption before, during and after January 1, 2000 without any changes in operations;
(iii) respond to the word-digit date input in a way that resolves any ambiguity as to century in a defined manner; and (iv) store and provide output date information in ways that are unambiguous as to century.

         4.13 Sufficiency of Assets. Buildscape owns or leases all buildings, machinery, equipment, and other tangible property necessary for the conduct of its business as presently conducted and as presently proposed to be conducted.

         4.14 Contracts. Schedule 4.14 contains a complete and accurate list of the following types and forms of contracts and other agreements to which Buildscape is a party:

              (a) any agreement (or group of related agreements), written or oral, for the lease of personal property to or from any Person providing for lease payments in excess of $5,000 per annum or which may not be terminated by Buildscape without penalty or payment on 30 days, or less, notice;

              (b) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which shall extend over a period of more than one year, or involve consideration in excess of $5,000;


              (c) any agreement concerning a partnership or limited partnership, joint venture, limited liability company or limited liability partnership, including any agreement with such an organization which provides for a sharing of profits, losses, costs or liabilities with any other Person;

              (d)  any agreement granting a power of attorney to any Person;

              (e) any agreement involving a written warranty or guaranty and any other similar understanding with respect to contractual performance extended by Buildscape other than in the Ordinary Course of Business;

              (f) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $6,000 or under which it has imposed an Encumbrance on any of its assets, tangible or intangible;

              (g) any contract, arrangement or commitment containing covenants by Buildscape not-to-compete in any line of business with any Person or restricting the customers from whom, or the area in which, Buildscape may solicit or conduct business or any contract, arrangement or commitment involving a covenant of confidentiality;

              (h) any agreement under which it has advanced or lent any amount of money or property to any of its directors, officers, and employees outside of the Ordinary Course of Business;

              (i) any agreement under which the consequences of a default or termination could have a material Adverse Effect; or

              (j) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $25,000.

Buildscape has delivered to Imagine a correct and complete copy of each written agreement listed in Schedule 4.14 (as amended to the date hereof) and a written summary setting forth the terms andconditions of each oral agreement referred to in Schedule 4.14. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable and in full force and effect; (B) the agreement shall continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the Contemplated Transactions; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

         4.15  Employee Benefits.

              (a) Benefit Plans. Except as set forth on Schedule 4.15(a), Buildscape is not, nor has been, a "Plan Sponsor" (as defined in section 3(16)(B) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or an "ERISA Affiliate" (which shall mean, with respect to Buildscape, any other Person that, together with Buildscape, would be treated as a single employer under section 414 of the Internal Revenue Code of 1986, as amended ("Code")), nor has either Buildscape or an ERISA Affiliate, and neither Buildscape nor an ERISA Affiliate does now, contribute to any "employee pension benefit plans" ("Pension Plans") or "employee welfare benefit plans" ("Welfare Plans") (as described in section 3(2) and (1), respectively, of ERISA), or to any "multiemployer plan" ("Multiemployer Plans") (as defined in either section 3(37) of ERISA or section 414(f) of the Code). Except as set forth on Schedule 4.15(a), neither Buildscape nor an ERISA Affiliate has, nor has either Buildscape or an ERISA Affiliate had at any time, any obligation, arrangement, practice, plan or agreement to provide present or future benefits, other than salary, as compensation for services rendered, to any of its present or former employees, officers, directors, agents or representatives, nor any voluntary employees' beneficiary association under section 501(c)(9) of the Code ("VEBA") whose members include employees of either Buildscape or an ERISA Affiliate, nor any obligation, arrangement, practice, plan or agreement providing stock options, stock purchase, deferred compensation, severance, "fringe benefits" (as described in section 132 of the Code), or any other employee benefits of any nature whatsoever ("Compensation Plans"). Welfare Plans, Pension Plans and Compensation Plans are collectively referred to as "Benefit Plans." Except as set forth on Schedule 4.15(a), the consummation of the Contemplated Transactions shall not result in the payment, vesting or acceleration of any benefit or right under any Benefit Plan.

              (b) Funding Method for Pension Plans. The funding method used in each of the Pension Plans subject to Title I, Subtitle B, Part 3 of ERISA ("DB Plan") is acceptable under ERISA, there is no accumulated funding deficiency, whether or not waived, with respect to any DB Plan, and no event has occurred or circumstance exists that may result in any accumulated funding deficiency as of the last day of the current plan year of any DB Plan. All minimum funding standards have been met, and all contributions required, under section 302 of ERISA and section 412 of the Code, have been made. If each DB Plan identified on
Schedule 4.15(a) were terminated as of the Closing Date, it would have sufficient assets so as to be terminated in a "standard termination" (as described in section 4041(b) of ERISA). There is no liability for any contributions or excise taxes due and unpaid under any Pension Plans as of the date hereof. There is no Liability, and there are no circumstances which may arise which would give rise to any such Liability, of Buildscape to the Pension Benefit Guaranty Corporation ("PBGC") under Title IV of ERISA.

               (c) Compliance of Benefit Plans With ERISA and Code. Buildscape has performed all of its obligations under all Benefit Plans and has made appropriate entries in its financial records and statements for all Liabilities under all Benefit Plans that have accrued but are not due. All of the Benefit Plans and any related trust agreements or annuity contracts (or any funding instrument) comply currently, and have complied in the past, with the provisions of ERISA and the Code, where required in order to be a qualified plan under section 401(a) of the Code and tax exempt under section 501 of the Code, and all other Legal Requirements, and any applicable collective bargaining agreements. No event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax exempt status of any such Plan or trust. Neither Buildscape nor any Person who is a fiduciary or otherwise has a relationship to a Benefit Plan has any liability to the Internal Revenue Service ("IRS") or the PBGC with respect to a Benefit Plan, or any Liability under sections 502 or 4071 of ERISA. All contributions and payments made or accrued with respect to all Benefit Plans are deductible under sections 162 or 404 of the Code. No amount, or any asset of any Benefit Plan, is subject to tax as unrelated business taxable income. All filings required by ERISA and the Code as to each Benefit Plan have been timely filed, and all notices and disclosures to participants required by either ERISA or the Code have been timely provided. Other than routine claims for benefits submitted by participants or beneficiaries in the ordinary course, no claim against, or "Proceeding" (as defined below in this Section 4.15(c)) involving any Benefit Plan is pending or "Threatened" (as defined below in this Section 4.15(c)). As used herein, the term "Proceeding" shall mean any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator and the term "Threatened" shall mean that a claim, Proceeding, dispute action or other matter shall have been Threatened if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action or other matter is likely to be asserted, commenced, taken or otherwise pursued in the future.

              (d) Post-Retirement Benefits. Buildscape does not provide health or welfare benefits for any retired or former employee nor is it obligated to provide any health or welfare benefits to any active employee following such employee's retirement or other termination of service.

              (e) Administration and Cost of Plans. Each of the Welfare Plans and Pension Plans has been administered in compliance with the requirements of the Code and ERISA and all reports required by any governmental agency with respect to each such Plan have been timely filed, except as identified on
Schedule 4.15(c). No statement, either written or oral, has been made to any Person with regard to any Benefit Plan that was not in accordance with the Benefit Plan. Each Benefit Plan, other than a DB Plan, can be terminated within 30 days without payment of any additional contribution or amount and without the vesting or acceleration of any benefits promised by such Plan. No event has occurred or circumstance exists that could result in a material increase in premium costs of Benefit Plans that are insured, or a material increase in benefit costs of such Plans that are self-insured.

              (f) No Prohibited Transactions. Neither Buildscape nor any of its directors, officers or employees who are fiduciaries, nor any other fiduciary of any of the Pension Plans or Welfare Plans, has engaged in any transaction in violation of section 406 of ERISA (for which no exemption exists under section 408 of ERISA) or any "prohibited transaction" (as defined in section 4975(c)(1) of the Code) for which no exemption exists under sections 4975(c)(2) or 4975(d) of the Code.

         4.16  Employees.

              (a) Compensation. Buildscape has not, because of past practices or previous commit ments with respect to its officers or employees, established any rights or expectations on the part of such officers or employees to receive additional compensation inconsistent with past practices with respect to any period after the date hereof, other than their present salaries, except as set forth on Schedule 4.16.

              (b) Agreements With Employees. Except as described in Schedule 4.16, Buildscape is not a party to or bound by any oral or written:

                  (1) employee collective bargaining agreement, employment agreement (other than employment agreements terminable without premium or penalty on notice of 30 days or less under which the only monetary obligation is to make current wage or salary payments and provide current employee benefits), consulting, advisory or service agreement, deferred compensation agreement, confidentiality agreement or covenant not to compete; or

                  (2) contract or agreement with any agent, officer or employee (other than employment agreements disclosed in response to clause (1) or excluded from the scope of clause (1)).

              (c) Confidentiality and Noncompetition Agreements. No officer, employee or director of Buildscape is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such officer, employee or director and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect (1) the performance of his or her duties as an officer, employee or director of Buildscape, or (ii) the ability of Buildscape to conduct its business.

         4.17  Environmental Matters.

              (a) Compliance with Environmental Laws. Buildscape is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any "Environmental Law" (as defined in Section 4.17(d)). Buildscape has no basis to expect, nor has it or any other Person for whose conduct it is or may be held to be responsible received, any actual or Threatened "Order" (as defined in Section 4.17(d)), notice, or other communication from any Person, of any actual or potential violation or failure to comply with any Environmental Law, or of any actual or Threatened obligation to undertake or bear the cost of any "Environmental, Health, and Safety Liabilities" (as defined in Section 4.17(d)).

              (b) No Claims. There are no pending or Threatened claims, Encumbrances, or other restrictions of any nature, resulting from any Environmental, Health, and Safety Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the properties and assets (whether real, personal, or mixed) in which Buildscape has or had an interest.

              (c) No Environmental Liabilities. Neither Buildscape, nor any other Person for whose conduct it is or may be held responsible, has any Environmental, Health, and Safety Liabilities with respect to any properties and assets (whether real, personal, or mixed) in which Buildscape (or any predecessor) has or had an interest.

              (d) Environmental Definitions. The following terms pertaining to environmental matters shall have the meaning set forth below:

                  (1) Environment. Soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

                  (2) Environmental, Health, and Safety Liabilities. Any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to:

                      (A) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

                      (B) fines, penalties, judgments, awards, settlements, legal or administrative Proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law;

                      (C) financial  responsibility  under  Environmental Law or
     Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or

                      (D) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

                  (3) Environmental Law. Any Legal Requirement that requires or relates to:

                      (A) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment;

                      (B) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment;

                      (C) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

                      (D) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of;

                      (E) protecting resources, species, or ecological amenities;

                      (F) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;

                      (G) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

                      (H) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

                  (4) Occupational Safety and Health Law. Any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

                  (5) Order. Any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

         4.18  Intellectual Property.

              (a) Definition of Intellectual Property. The term "Intellectual Property" as used in this Agreement shall mean and include all of the following:

                  (1)  the  name   "Buildscape,"   registered  and  unregistered
trademarks, service marks, domain names and applications (collectively,"Marks");

                  (2) all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents"); (3) all copyrights in both published worksand unpublished works (collectively, "Copyrights"); (4) all rights in mask works (collectively, "Rights in Mask Works"); and (5) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets").

              (b) Ownership of Intellectual Property. Buildscape owns or has the right to use all of the Intellectual Property necessary for the operation of its business as currently conducted and proposed to be conducted. Buildscape owns all right, title, and interest in and to all of its Intellectual Property, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of such Intellectual Property without payment to a third party.

              (c) No Infringement;  Royalties. To the "Knowledge" (as defined in
Section 10.8) of the Riverside Parties, the use by Buildscape of its Intellectual Property does not infringe upon proprietary rights of any other Person, and Buildscape is not aware of any infringement by any other Person with respect to either Buildscape's Intellectual Property rights. Except as set forth on Schedule 4.14 hereto, no royalties are paid by or to Buildscape with respect to its Intellectual Property.

              (d) Employee Agreements.  All current employees of Buildscape have executed written agreements that assign to Buildscape, all rights to any inventions, improvements, discoveries, or information relating to their respective businesses.




         4.19  Litigation; Orders.

              (a) Proceedings. There is no Proceeding pending or, to the Knowledge of the Riverside Parties, Threatened, against or relating to Buildscape or its property or assets. None of the Riverside Parties knows or have any reasonable grounds to know of any basis or alleged basis for any such Proceedings or of any governmental investigation relative to Buildscape or its property or assets, and no event has occurred, nor does any circumstance exist that may give rise to or serve as a basis for the commencement of any such Proceedings. Buildscape is in full compliance with all its contracts and all Legal Requirements and Orders applicable to it.

              (b) Orders. There is no "Governmental Order" (as defined at the end of this Section 4.19(b)) to which Buildscape, or any of its assets is subject; none of the Riverside Parties is subject to any Governmental Order that relates to the business of, or any of the assets owned or used by, Buildscape; and no officer, director, agent, or employee of Buildscape is subject to any Governmental Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of Buildscape. As used in this Agreement, the term "Governmental Order" shall mean any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

4.20 No Agent, Finder or Broker. Except as set forth on Schedule 4.20, none of the Riverside Parties has any Liability or obligation, contingent or otherwise, to pay any fees or commissions to any agent, broker or finder with respect to the Contemplated Transactions.

         4.21 Similar Business Ownership. None of the Riverside Parties, nor, to the knowledge of the Riverside Parties, any of their officers or directors, nor any family member of any of them, owns, directly or indirectly, any interest in, or is an officer, director or principal of, any corporation, partnership, proprietorship, association or other entity (other than the Riverside Parties or Wickes, Inc.) which is engaged in a business similar to that of Buildscape, which has conducted any business of any type whatsoever with Buildscape, or which is a party to any contract or agreement to which Buildscape is a party or to which it may be bound.

         4.22  Taxes; Tax Returns; Tax Elections.

              (a) Definition of Tax and Tax Return. The term "Tax" as used herein shall mean any taxes, however denominated, including income tax, capital gains tax, value-added tax, sales tax, property tax, gift tax, estate tax, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, sales, use, transfer, registration, alternative or add-on minimum, estimated, or other tax of any kind whatsoever and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Governmental Body or payable pursuant to any tax-sharing agreement or any other arrangement relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency or fee, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax Returns" as used herein shall mean any return (including any information return), report, declaration of estimated Taxes, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

              (b) Tax Returns. Buildscape has prepared, signed and filed all Tax Returns required to be filed prior to the date hereof. All Tax Returns were correct and complete in all material respects, and all Taxes or installments thereof of every kind and nature whatsoever which were due and owing on Tax Returns or which were or are otherwise due and owing under all applicable laws and regulations for any periods for which Tax Returns were due, whether or not reflected on the Tax Returns, were timely paid. The provisions for Taxes in the Interim Balance Sheet of Buildscape are sufficient for the payment of all Taxes attributable to all periods ended on or before June 30, 1999, and adequate accruals have been made for all liabilities for Taxes accruing since June 30, 1999. There are no Proceedings, investigations or claims now pending, nor, to the Knowledge of the Riverside Parties, proposed against Buildscape, nor are there any matters under discussion with the Internal Revenue Service, or other governmental authority, relating to any Taxes or assessments, or any claims or deficiencies with respect thereto.

              (c) Withholdings. Buildscape has withheld proper and accurate amounts from its employees in full and complete compliance with the tax withholding provisions of the Code and other applicable Legal Requirements, and has filed proper and accurate federal, foreign, state and local Tax Returns and reports for all years and periods (and portions thereof) for which any Tax
Returns were due with respect to employee income, income tax withholding, withholding taxes, social securitytaxes and unemployment taxes. All payments due on account of employee tax withholdings, including income tax withholdings, social security taxes or unemployment taxes in respect to years and periods (and portions thereof) ended on or prior to the date hereof were paid prior to such date on or before their due date.

              (d) Tax Agreements. Except as set forth on Schedule 4.22(d), Buildscape is not, nor has it ever been, a party to any tax allocation or sharing agreement; has not been a member of an affiliated group filing a consolidated federal income tax return; or has (or will have following the Closing) any liability for the Taxes of any corporation or other entity (including any other of the Riverside Parties), including, without limitation, liability for Taxes under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

         4.23 Title to Properties. Except as set forth on Schedule 4.23, Buildscape has good and marketable title to all of its properties, interests in properties and assets, tangible and intangible, owned or used by it in its business (excluding leased properties), all such properties, interest in properties and assets are free and clear of all Encumbrances, except the lien for current ad valorem taxes not yet due and payable and except for such Encumbrances as would not have a material Adverse Effect on Buildscape or adversely affect Buildscape's use of such properties and interests.

         4.24  Completeness  of  Statement;   Effect  of   Representations   and
Warranties. No representation or warranty of the Riverside Parties in this Agreement contains any untrue statement of a material fact, omits any material fact necessary to make such representation or warranty, under the circumstances which it was made, not misleading, or contains any misstatement of a material fact. All representations and warranties contained in Section 4 are correct and complete as of the date hereof and shall be correct and complete as of the Closing Date as though made then with the Closing Date being substituted for the date hereof throughout this Section 4. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made in this Agreement, unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an excep tion to a representation or warranty made in this Agreement (unless the representation or warranty has to do with the existence of the document or other item itself). All of the representations and warranties made by the Riverside Parties are made with the knowledge, expectation, understanding and desire that Buyer place complete reliance thereon.

         4.25 Securities Representations. All outstanding shares of Buildscape Common are (and upon the transfer to Imagine of shares of Buildscape Common pursuant to the provisions of Section 2.1, they will be), free and clear of all Encumbrances and have been validly issued and are fully paid and nonassessable.

     5. Representations and Warranties of Imagine. Imagine hereby represents and warrants to the Riverside Parties as follows:

         5.1 Corporate Status. Imagine is a corporation duly incorporated and existing, and is in good standing under the laws of the State of Delaware. Imagine has full corporate power and authority to own and lease its properties as such properties are now owned and leased and to conduct its business as and where such businesses have and are now being conducted.

         5.2  Authority; Consents; Enforcement; Noncontravention.

              (a) Authority of Imagine. This Agreement constitutes the legal, valid and binding obligation of Imagine, enforceable against Imagine in accordance with its terms. Imagine has the absolute and unrestricted corporate right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement. Imagine does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Body in order to consummate the Contemplated Transactions.

              (b) Enforcement. This Agreement has been duly executed and delivered by Imagine and constitutes the legal, valid and binding obligation of Imagine, enforceable in accordance with its terms.

              (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the compliance with, or the fulfillment of, the terms, conditions and provisions hereof or thereof, will (a) violate any Legal Requirement of Imagine, any provision of its certificate of incorporation or bylaws; or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Imagine is a party or by which it is bound or to which any of its assets or properties are subject; or (d) require the approval, consent, authorization or act of, or the making by Imagine of any declaration, filing or registration with, any Person.

         5.3 No Agent, Finder or Broker. Imagine has no Liability or obligation, contingent or otherwise, to pay any fees or commissions to any agent, broker or finder with respect to the Contemplated Transactions.

         5.4 Investment Intent. Imagine is acquiring the shares of Buildscape Common solely for its own account for investment purposes, and not with a view to the public distribution thereof.

         5.5 Completeness of Statement; Effect of Representations and Warranties. The representations and warranties of Imagine contained in this
Section 5.5 are true and complete in all respects as of the date hereof. No representation or warranty of Imagine in this Agreement contains any untrue statement of a material fact, omits any material fact necessary to make such representation or warranty, under the circumstances which it was made, not misleading, or contains any misstate ment of a material fact. All of the representations and warranties made by Imagine are made with the knowledge, expectation, understanding and desire that the Riverside Parties place complete reliance thereon.

     6. Covenants of the Parties.

         6.1 Covenant of Imagine. Imagine hereby covenants that it will not dispose of any of the Buildscape Common (other than in conjunction with an effective registration statement for the Buildscape Common under the Securities Act, in compliance with Rule 144 promulgated under the Securities Act or in compliance with another exemption from applicable securities laws, as reasonably determined by counsel to the Company) unless and until Imagine shall have furnished Buildscape with an opinion of counsel (satisfactory to counsel for

Buildscape) to the effect that (i) such disposition will not require registration under the Securities Act and (ii) appropriate action necessary for compliance with the Securities Act and other applicable state, local or foreign law has been taken.

         6.2 Legends. Each certificate representing shares of Buildscape Common shall be endorsed with the following legends:

              (a)  Federal Legend.

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR
              OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

              (b) Other Legends. Any other legends required by applicable state blue sky laws.

              (c) Voting Agreement. Certificates of shares of Buildscape Common to be distributed to Riverside pursuant to the provisions of Section 1.3 shall contain a legend to the effect that voting of the shares represented by such certificate or certificates is subject to the Voting Agreement contained in
Section 6.7 ("Voting Agreement").

         6.3 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to Section 6.2(a) or 6.2(b) and the stop transfer instructions with respect to such legended certificate shall be removed, and Buildscape shall issue a certificate without such legend to the holder of such certificate if such shares of Buildscape Common are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

         6.4  Actions of the Parties.

              (a) No Actions Constituting a Breach. From the date hereof through the Closing Date, neither Imagine nor any of the Riverside Parties will take or knowingly permit to be done anything which would constitute a "Breach" (as defined in Section 9.2 of this Agreement) and each of the parties hereto shall cause the deliveries for which such party is responsible at the Closing to be duly and timely made.

         6.5 Compliance With Conditions. Each party hereto agrees to cooperate fully with each other party, and shall use its reasonable best efforts to cause the conditions precedent for which such party is responsible to be fulfilled.

Each party hereto further agrees to use its reasonable best efforts, and act in good faith, to consummate this Agreement and the Contemplated Transactions as promptly as possible.

         6.6  Rights of First Offer.

              (a) Restrictions on Transfer. Until the occurrence of the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale to the public of Buildscape Common on behalf of Buildscape ("IPO"), neither Imagine nor Riverside (each a "Transferor") shall transfer any of its shares of Buildscape Common or Buildscape Preferred (the "Buildscape Shares"), except as provided by the terms of this Section 6.6. For purposes of this Agreement, the term
"transfer" shall mean any voluntary sale, transfer, assignment, gift, Encumbrance and all other kinds of voluntary transfers.

              (b) Transfer Offer. If a Transferor desires to transfer any of its Buildscape Shares, it shall first offer ("Offer") to transfer such shares to the other ("Optionee"). The Offer shall contain the terms and conditions upon which the Transferor desires to transfer such First Offer Shares, including the number of Buildscape Shares to be transferred ("First Offer Shares") and the purchase price therefor.

              (c) Option of Optionee. For 21 days following receipt of the Offer, the Optionee shall have the option to purchase all of the First Offer Shares that the Transferor desires to transfer at the purchase price and other terms and conditions set forth in the Offer. If the Optionee desires to purchase such First Offer Shares, it shall give notice to the Transferor within such 21-day period.

              (d) Right to Transfer. The Optionee shall have the right to purchase all, and not less than all, of the First Offer Shares. If the Optionee fails to accept the Offer in full within 21 days after receipt of the Offer, then the Transferor shall thereafter be free to transfer the First Offer Shares on such terms and conditions as it may elect, provided that the purchase price at which the Transferor subsequently transfers the First Offer Shares shall not be less than the price contained in the Offer.

              (e) Exceptions.  Notwithstanding the foregoing  provisions of this
Section 6.6, each of Imagine and Riverside may pledge any of its Buildscape Shares as collateral security, or otherwise transfer its Buildscape Shares to its respective Affiliates, so long as the pledgee and Affiliate, as the case may be, (i) agree to be bound by the provisions of the Voting Agreement, and (ii) agree that any subsequent transfers of Buildscape Shares are subject to the foregoing provisions of this Section 6.6.

         6.7 Certain Voting Provisions. As a material inducement and as a condition for Imagine to enter into and perform this Agreement, Riverside hereby agrees as follows:

              (a) Voting Agreement. Following the Closing, and until the earlier to occur of (i) the expiration of the two year period following the Closing or
(ii) the closing of an IPO (the "Term"), Riverside hereby agrees that, except as set forth in Section 6.7(c), below, it shall vote all of its Buildscape Shares (whether owned as of the Closing or acquired at any time thereafter during the Term) on all matters which Riverside would otherwise be entitled to vote such Buildscape Shares solely in conformance with the directions and instructions of Imagine, at Imagine's sole discretion.

              (b) Grant of Proxy. In order to secure Riverside's compliance with the covenants set forth in Section 6.7(a) above, Riverside hereby appoints Imagine as Riverside's true and lawful attorney and proxy, with full power of substitution for and in the name, place and stead of Riverside, to vote all of Riverside's Buildscape Shares consistent with Riverside's agreements contained in Section 6.7(a) above. The foregoing proxy shall be deemed coupled with an interest and irrevocable for the Term.

              (c) Change in Control. The provisions of Section 6.7(a) and 6.7(b) shall not be applicable to (and Riverside retains all rights to vote its Buildscape Shares with respect to) any required approval by the shareholders of Buildscape with respect to (i) a merger or consolidation of Buildscape if Buildscape is not the surviving corporation in such merger or consolidation (or if it is the surviving corporation, Imagine and Buildscape do not own in the aggregate a majority of the outstanding voting stock of such corporation on a fully diluted basis), (ii) the sale of all or substantially all of Buildscape's assets to another Person, (iii) any liquidation or dissolution of Buildscape, or
(iv) any other matter related to a proposal that would result in Imagine and Riverside not owning in the aggregate a majority of the outstanding voting stock of Buildscape on a fully diluted basis.

         6.8 Certain Remedies. Without limiting any other remedy which may be available to either Imagine or Buildscape in the event of a breach or threatened breach by the other of the provisions of Section 6.6 or 6.7 or in the event of a breach or threatened breach of any other provision of this Agreement, Riverside and Imagine agree that the provisions of Section 6.6 and 6.7 may be enforced through any equitable remedy, including specific enforcement and injunction, and the party against whom such equitable enforcement is sought hereby waives any claim or defense that the enforcing party has an adequate remedy at law.

         6.9 Shared Services Agreement. At the Closing, Buildscape and Riverside shall enter into a Shared Services Agreement in the form of Exhibit A attached hereto.

     7.  Conditions To Closing.

         7.1 Conditions to Obligations of Imagine. The obligation of Imagine to take the actions required to be taken by Imagine at the Closing is subject to the satisfaction at or prior to the Closing of each of the following conditions, any one or more of which Imagine may waive in whole or in part at or prior to the Closing:

              (a) Representations True. The representations and warranties of the Riverside Parties contained in this Agreement (considered collectively) and each of these representations and warranties (considered individually) must have been true and correct as of the date hereof, and must be true and correct in all material respects on and as of the Closing Date (including those representations and warranties which specifically speak as of the date hereof) with the same effect as though such representations and warranties had been made and this Agreement had been delivered on and as of the Closing Date, without giving effect to any supplement to the Schedules.

              (b) Covenants Performed. All of the covenants, agreements and conditions of the Riverside Parties to be performed or complied with at or prior to the Closing pursuant to the term of this Agreement must have been duly performed and complied with in all material respects.

              (c) Necessary Consents Received. The Riverside Parties shall have received consents, permits and waivers in form and substance reasonably satisfactory to Imagine, necessary or appropriate for consummation of the Contemplated Transactions.

              (d) Compliance Certificate. Each of the Riverside Parties shall have delivered to Imagine a certificate, executed on behalf of each of them by their respective Presidents or Vice- Presidents, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and
(b) of this Section 7.1.

              (e) Secretary's Certificate of Buildscape. Buildscape shall have delivered a certificate, executed on behalf of Buildscape by its Secretary, dated as of the Closing Date, certifying the Board of Directors resolutions approving this Agreement and the Contemplated Transactions and certifying the current versions of the Articles of Incorporation and Bylaws and the composition of the Board of Directors of Buildscape upon Closing.

              (f) Secretary's Certificate of CM. CM shall have delivered a certificate, executed on behalf of CM by its Secretary, dated as of the Closing Date, certifying the Board of Directors resolutions approving this Agreement and the Contemplated Transactions.

              (g) Secretary's Certificate of Riverside. Riverside shall have delivered a certificate, executed on behalf of Riverside by its Secretary or Assistant Secretary, dated as of the Closing Date, certifying the Board of Directors or Executive Committee resolutions approving this Agreement and the Contemplated Transactions.

              (h) Opinion of Counsel. Imagine shall have received an opinion from Holland & Knight LLP satisfactory in form to special counsel for Imagine, substantially in the form attached hereto as Exhibit B.

              (i) Compliance  with Laws. The purchase and exchange  described in
Section 1.3 and 4 hereof by Imagine shall be legally permitted by all laws and regulations to which Imagine or CMT are subject.

              (j) Fairness Opinion. The Riverside Parties shall have received the Fairness Opinion and such Fairness Opinion shall be satisfactory to Imagine.

              (k) Buildscape Agreement. All of the transactions contemplated by the Buildscape Agreement shall have been consummated.

         7.2 Conditions to Obligations of Riverside Parties. The obligation of the Riverside Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction at or prior to the Closing of each of the following conditions, any one or more of which the Riverside Parties may waive in whole or in part at or prior to the Closing:

              (a)  Representations True.  The representations and  warranties of
                                      -24-

Imagine contained in this Agreement (considered collectively) and each of the representations and warranties (considered individually) must have been true and correct as of the date hereof, and must be true and correct in all material respects on and as of the Closing Date (including those representations and warranties which speak specifically as of the date hereof) with the same effect as though such representations and warranties had been made and this Agreement had been delivered on and as of the Closing Date.

              (b) Covenants Performed. All of the covenants, agreements and conditions of Imagine to be performed or complied with at or prior to the Closing pursuant to the terms of this Agreement must have been duly performed and complied with in all material respects.

              (c) Secretary's Certificate. Imagine shall have delivered a Certificate executed on behalf of Imagine by its Secretary or an Assistant Secretary, dated as of the Closing Date, certifying the approval of this Agreement by Imagine's Board of Directors.

              (d) Compliance Certificate. Imagine shall have delivered to CMT a certificate, executed by its President or a Vice President, dated as of the Closing Date certifying as to the fulfillment of the conditions specified in Section (a) and (b) of this Section 7.2.

              (e) Fairness Opinion. The Riverside Parties shall have received the Fairness Opinion which shall state that the Contemplated Transactions are fair to the Riverside Parties and their shareholders from a financial point of view.

              (f) Buildscape Agreement. All of the transactions contemplated by the Buildscape Agreement shall have been consummated.

     8.  Termination.

         8.1 Termination of Agreement. This Agreement may, by notice given at or prior to the Closing, be terminated as follows:

              (a) Mutual Consent. The parties may terminate this Agreement by mutual consent.

              (b)   Conditions Not Satisfied.

                  (1) Imagine may terminate this Agreement if any of the conditions in Section 7.1 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Imagine to comply with its obligations under this Agreement) and Imagine has not waived such condition at or prior to the Closing.

                  (2) The Riverside Parties (by their unanimous vote) may terminate this Agreement if any of the conditions in Section 7.2 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of any of the Riverside Parties to comply with their obligations under this Agreement) and such condition has not been waived at or prior to the Closing.

              (c) Breach by a Party. Any party may terminate this Agreement if a material Breach of any provisions of this Agreement has been committed by another party and such Breach has not been waived at or prior to the Closing.

              (d) Closing Did Not Timely Occur. Any party may terminate this Agreement if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before October 15, 1999, or such later date as the parties may agree upon.

         8.2 Effect of  Termination.  Each party's  right of  termination  under
Section 8.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 8.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 10.10 will survive; provided, that if this Agreement is terminated by a party because of the Breach of the Agreement by another party or parties or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of another party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

     9.  Indemnification; Remedies.

         9.1 Survival; Right to Indemnification Not Affected by Knowledge. All representations, warranties, covenants and obligations in this Agreement, the Schedules, the certificates delivered pursuant to Sections 7.1 and 7.2, and any other certificate or document delivered pursuant to this Agreement will survive the Closing, provided that the representations and warranties of the Riverside Parties contained in Section 4 shall expire on the second anniversary of the Closing, other than the representations and warranties contained in Sections 4.1(a) (Authority), 4.5 (Capitalization), 4.15(b) (Employee Benefit Plans), 4.17 (Environmental) and 4.22 (Taxes), which shall not expire. The right to indemnification, payment of "Damages" (as defined in Section 9.2) or other remedy based on such representations, warranties, covenants and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants and obligations.

         9.2 Indemnification By Riverside Parties. Each of the Riverside Parties, jointly and severally, shall indemnify and hold Imagine, and its directors, officers, shareholders, Affiliates successors and assigns ("Imagine Indemnitees") harmless for, and shall pay to the Imagine Indemnitees the amount of, all debts, obligations, losses, claims, damages (including incidental and consequential damages), liabilities, deficiencies, Proceedings, demands, assessments, orders, judgments, writs, decrees, costs and other expenses (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim, of any nature and of any kind whatsoever ("Damages"), arising, directly or indirectly, from or in connection with:

              (a) any "Breach" (as defined below in this Section 9.2) of any representation or warranty made by any of the Riverside Parties (without giving effect to any supplement to the Schedules) in this Agreement;

              (b) any Breach of any representation or warranty made by any of the Riverside Parties in this Agreement as if such representation or warranty were made on and as of the Closing Date without giving effect to any supplement to the Schedules, other than any such Breach that is disclosed in a supplement to the Schedules and is expressly identified in the Certificate delivered pursuant to Section 7.1 as having caused the conditions specified in Section 7.1 not to be satisfied; or

              (c) any Breach by any of the Riverside Parties of any covenant, agreement or obligation of any of the Riverside Parties in this Agreement;

The remedies provided in this Section 9.2 shall be the exclusive remedies of Imagine Indemnitees solely with respect to any Breaches of the representations and warranties of the Riverside Parties contained in Section 4. As used in this Agreement, the term "Affiliate" shall mean any Person controlled by, controlling or under common control with such Person. For the purposes of this definition, "control" of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, law or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. As used in this Agreement, a "Breach" of a representation, warranty, covenant, obligation or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (x) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation or other provision, or (y) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence or circumstance.

         9.3 Indemnification By Imagine. Imagine shall indemnify and hold the Riverside Parties and their directors, officers, shareholders, Affiliates, successors and assigns ("Riverside Indemnitees") harmless for, and will pay to the Riverside Indemnitees the amount of, all Damages arising directly or indirectly from or in connection with:

              (a) any Breach of any representation or warranty made by Imagine in this Agreement;

              (b) any Breach of any representation or warranty made by Imagine in this Agreement as if such representation or warranty were made on and as of the Closing Date, other than any such Breach that is expressly identified in the Certificate delivered pursuant to Section 7.2 as having caused the condition specified in Section 7.2 not to be satisfied; or

              (c) any Breach by Imagine of any covenant, agreement or obligation of Imagine in this Agreement.

The remedies provided in this Section 9.3 shall be the exclusive remedies of the Riverside Indemnitees solely with respect to Breaches of any representations and warranties of Imagine contained in Section 5.

         9.4  Indemnity Claims.

              (a) Notification of Claims.  In the event that any claim ("Claim")
is hereafter asserted by a party hereto as to which such party may be entitled to indemnification hereunder, such party ("Indemnitee") shall notify the party required by the terms of this Agreement to indemnify the Indemnitee ("Indemnifying Party") thereof ("Claims Notice") within 30 days after (1) receipt of "Notice" (as defined in Section 10.12) of commencement of any third-party litigation against such Indemnitee, (2) receipt by such Indemnitee of written notice of any third-party claim pursuant to an invoice, notice of claim or assessment, against such Indemnitee, or (3) such Indemnitee becomes aware of the existence of any other event in respect of which indemnification may be sought from the Indemnifying Party. The Claims Notice shall describe the Claim and the specific facts and circumstances in reasonable detail, shall include a copy of the Notice referred to in (1) and (2), above, shall indicate the amount, if known, or an estimate, if possible, of Damages that have been or may be incurred or suffered.

              (b) Defense of Third Party Claim by Indemnifying Party. The Indemnifying Party may elect to defend or compromise any Claim by a third party ("Third Party Claim"), at its or his own expense and by its or his own counsel, who shall be reasonably acceptable to the Indemnitee. The election by the Indemnifying Party to defend or compromise a claim shall constitute an avowal by the Indemnifying Party that the Indemnifying Party is obligated to indemnify the Indemnitee with respect to such claim. The Indemnitee may participate, at its or his own expense, in the defense of any Claim assumed by the Indemnifying Party. Without the approval of the Indemnitee, which approval shall not be unreasonably withheld or delayed, the Indemnifying Party shall not agree to any compromise of a Claim defended by the Indemnifying Party which would require the Indemnitee to perform or take any action or to refrain from performing or taking any action.

              (c) Assumption of Defense by Indemnitee. Notwithstanding the foregoing, if an Indemnitee determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnitee may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the Indemnifying Party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld or delayed).

              (d) Defense of Claim by Indemnitee. If, within 30 days of the Indemnifying Party's receipt of a Claim Notice involving a Third Party Claim, the Indemnifying Party shall not have notified the Indemnitee of its or his election to assume the defense, the Indemnitee shall have the right to assume control of the defense or compromise of such Claim, and the costs and expenses of such defense, including costs of investigation and reasonable attorneys' fees, shall be added to the Claim. The Indemnitee shall have the right to compromise such Claim upon Notice to, but without the consent of, the Indemnifying Party.

              (e) Cooperation of Parties. The party assuming the defense of any Claim shall keep the other party reasonably informed at all times of the progress and development of the party's defense of and compromise efforts with respect to such Claim and shall furnish the other party with copies of all relevant pleading, correspondence and other papers. In addition, the parties to this Agreement shall cooperate with each other, and make available to each other and their representatives all available relevant records or other materials required by them for their use in defending, compromising or contesting any Claim. The failure to timely notify the Indemnifying Party of the commencement of such actions in accordance with Section 9.4(a) shall relieve the Indemnifying Party from the obligation to indemnify under Section 9.2 or 9.3, as the case may be, but only to the extent the Indemnifying Party establishes by competent evidence that it is has been materially and adversely prejudiced thereby.

         9.5 No Liability of Buildscape. In the event any Imagine Indemnitee, at its election, makes a Claim against Riverside or CM (and not against Buildscape) for Imagine's Damages, neither Riverside nor CM shall, nor shall they be entitled to, maintain, assert or make a claim against Buildscape, or its directors, officers, Affiliates, successor or assigns, for contribution, indemnity or for any other recovery.

         9.6 Limitation on Indemnification. No Indemnitee shall be entitled to indemnification for Damages pursuant to this Section 9 until such time as the amount of such Damages incurred by such Indemnitee equals $50,000, after which time such Indemnitee shall be entitled to indemnification for the entire amount of such Damages incurred by such Indemnitee.

     10.  Miscellaneous Provisions.

         10.1 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any Legal Requirement shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The parties intend that each representation, warranty, covenant and obligation contained herein shall have independent significance. If any party has breached any representation, warranty, covenant or obligation contained herein in any respect, the fact that there exists another representation, warranty, covenant or obligation relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, covenant or obligation. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         10.2 Entire Agreement. As used herein, the term "Agreement" shall mean this Agreement and the documents and Schedules to be delivered in connection herewith, all written statements (including financial statements and information) and all certificates, documents and instruments which are identified herein as having been or to be furnished to Imagine. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter herein contained, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto, and any of the terms, provisions, and conditions hereof may be waived, only by a written instrument signed by the waiving party.

         10.3 Exhibits and Schedules. All Exhibits to this Agreement and the Schedules hereto shall constitute part of this Agreement and shall be deemed to be incorporated herein by reference, in their entirety and made a part hereof, as if set out in full at the point where they first are mentioned. References in this Agreement to a specific Schedule shall refer solely to such Schedule and shall not be deemed to include material included in any other Schedule, unless the Schedule specifically states that the material is to be included in another specified Schedule.

         10.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated herein, including all fees and expenses of agents, representatives, counsel and accountants.

         10.5 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as any other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         10.6 Governing Law. This Agreement is executed and delivered in, and shall be governed by the laws of, the state of Delaware, without giving effect to any conflict of law rule or principle that might require the application of the laws of another jurisdiction.

         10.7 Headings. The headings in this Agreement are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any provision hereof.

         10.8 Definition of Knowledge. An individual will be deemed to have "Knowledge" of a particular fact or other matter if:

              (a) such individual is actually aware of such fact or other matter; or

              (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.

A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

         10.9 Invalidity of Provisions; Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall to any extent be held in any Proceeding to be invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected thereby, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein. Notwithstanding the foregoing, each party hereto agrees that it has reviewed the provisions of this Agreement, and that the same, taken as a whole, are fair and reasonable. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         10.10 No Public Announcement. Neither Imagine, nor any of the Riverside Parties shall, without the approval of the other, make any press release or other public announcement concerning the Contemplated transactions, except as and to the extent that any such party shall be so obligated by law or the rules of any stock exchange, in which case the other parties shall be advised and the parties shall use their Reasonable Best Efforts to cause a mutually agreeable release or announcement to be issued; provided, the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and Securities and Exchange Commission disclosure obligations.

         10.11 No Third Party Beneficiaries. This Agreement is not intended to, and shall not be construed to, confer upon any third Person any right, remedy or benefit nor is it intended to be enforceable by any third Person, and shall only be enforceable by the parties hereto, and their respective successors, permitted assigns, heirs and personal representatives.

         10.12  Notices.

              (a) Giving of Notices. All notices, requests, consents, approvals, waivers, demands and other communications hereunder (collectively, "Notices") shall be deemed to have been given if in writing and (1) personally delivered against a written receipt, or (2) sent by confirmed telephonic fac simile, or
(3) delivered to a reputable express messenger service (such as Federal Express, DHL Courier and United Parcel Service) for overnight delivery, addressed as follows (or to such other address as a party shall have given Notice to the other):

      If to the Riverside Parties:             Steven Wilson
                                               Riverside Group, Inc.
                                               7800 Belfort Parkway, Suite 100
                                               Jacksonville, FL 32245
                                               Fax: 904/296-0584

      With a copy (which shall not
         constitute notice) to:                T. Malcolm Graham, Esq.
                                               Holland & Knight LLP
                                               50 North Laura Street, Suite 3900
                                               Jacksonville, Florida 32202
                                               Fax: 904/358-1872

      If to Imagine:                           Gary Goltz, Esq.
                                               Imagine Investments, Inc.
                                               8510 North Central Expressway,
                                               Suite 1901
                                               Dallas, Texas 75206
                                               Fax: 214/365-6905

      With a copy (which shall not
         constitute notice) to:                Michael M. Fleishman, Esq.
                                               Greenebaum Doll & McDonald PLLC
                                               3300 National City Tower
                                               Louisville, Kentucky  40202
                                               Fax:  502/587-3695

              (b) Time Notices Deemed Given. All Notices shall be effective upon being properly personally delivered, or upon confirmation of a telephonic facsimile, or upon the delivery to a reputable express messenger service. The period in which a response to any such notice must be given shall commence to run from the date on the receipt of a personally delivered notice, or the date of confirmation of a telephonic facsimile or two days following the proper delivery of the Notice to a reputable express messenger service, as the case may be.

         10.13  Successors and Assigns.

              (a) Assignment. The rights of any party under this Agreement shall not be assignable by such party hereto prior to the Closing without the consent of the others.

              (b) Successors. All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and permitted assigns, heirs and personal representatives. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties and their successor and permitted assigns.

         10.14 Time of Essence. Time is of the essence to the performance of the obligations set forth in this Agreement.

         10.15 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         In Witness Whereof, the parties hereto have duly executed this Agreement as of the date first above written.

                         Imagine Investments, Inc.


                         By:________________________________________________

                         Title:_____________________________________________

                                             ("Imagine")

                         Riverside Group, Inc.


                         By:________________________________________________

                         Title:_____________________________________________

                                              ("Riverside")

                         CyberMax, Inc.


                         By:________________________________________________

                         Title:_____________________________________________

                                             ("CM")

                         CyberMax Tech, Inc.


                         By:_______________________________________________

                         Title:____________________________________________

                                               ("CMT")

                         Buildscape, Inc.


                         By:_______________________________________________

                         Title:____________________________________________
                                             ("Buildscape")

     ----------------------------------------------------------------------

                                BUILDSCAPE, INC.
                        SERIES A CUMULATIVE CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT


     ----------------------------------------------------------------------







                                October 15, 1999

                                TABLE OF CONTENTS

Section                                                                     Page


1.  Authorization and Sale of the Preferred Shares.............................1
     1.1  Authorization; Filing of Articles of Amendment.......................1
     1.2  Sale and Issuance of the Series A Preferred Stock....................1

2.  Closing Date; Delivery.....................................................1
     2.1  Closing Date.........................................................1
     2.2  Delivery.............................................................1

3.  Representations and Warranties of the Company and Riverside................2
     3.1  Organization and Standing............................................2
     3.2  Corporate Power......................................................2
     3.3  Subsidiaries.........................................................2
     3.4  Capitalization.......................................................2
     3.5  Authorization........................................................3
     3.6  No Preemptive Rights.................................................3
     3.7  Intellectual Property; Year 2000.....................................3
     3.8  No Conflicts.........................................................5
     3.9  Proprietary Agreements; Employees....................................5
     3.10  Litigation, etc.....................................................5
     3.11  Governmental Consent................................................6
     3.12  Offering............................................................6
     3.13  Taxes  .............................................................6
     3.14  Title  .............................................................7
     3.15  Material Contracts and Commitments..................................7
     3.16  Financial Statements................................................7
     3.17  Absence of Changes..................................................8
     3.18  Outstanding Indebtedness............................................8
     3.19  Registration Rights.................................................8
     3.20  Transactions with Related Parties...................................8
     3.21  Certain Transactions................................................9
     3.22  Accounts Receivable.................................................9
     3.23  Corporate Documents.................................................9
     3.24  Employee Benefit Plans and Employment Matters.......................9
     3.25  Environmental Protection...........................................10
     3.26  Insurance..........................................................11
     3.27  Labor Agreements and Actions.......................................11
     3.28  Disclosure.........................................................11

4.  Representations and Warranties of Purchaser...............................11
     4.1  Authority...........................................................11
     4.2  Investment Intent...................................................11
     4.3  Series A Preferred Stock Not Registered.............................12

                                TABLE OF CONTENTS

Section                                                                     Page

     4.4  Knowledge and Experience............................................12
     4.5  Accredited Investor.................................................12

5.  Additional Agreements of the Parties......................................12
     5.1  Covenant of Purchaser...............................................12
     5.2  Legends ............................................................12
     5.3  Removal of Legend and Transfer Restrictions.........................13
     5.4  Registration Rights Agreement.......................................13

6.  Conditions to Closing.....................................................13
     6.1  Conditions to Purchaser's Obligations...............................13
     6.2  Conditions to Obligations of the Company............................14

7.   Affirmative Covenants of the Company and Riverside.......................15
     7.1  Financial Information...............................................15
     7.2  Corporate Existence, Licenses and Permits; Maintenance of
          Properties..........................................................16
     7.3  Taxes   ............................................................16
     7.4  Insurance...........................................................16
     7.5  Books and Accounts..................................................16
     7.6  Inspection..........................................................16
     7.7  Certain Transactions................................................16
     7.8  Indemnity...........................................................17
     7.9  Indemnification Procedures..........................................17
     7.10 Limitation on Indemnification.......................................18

8.  Miscellaneous.............................................................18
     8.1  Governing Law.......................................................18
     8.2  Survival............................................................18
     8.3  Successors and Assigns..............................................18
     8.4  Entire Agreement....................................................18
     8.5  Notices, Etc........................................................18
     8.6  Severability........................................................19
     8.7  Finder's Fees and Other Fees........................................19
     8.8  Titles and Subtitles................................................19
     8.9  Counterparts........................................................20
     8.10  Delays or Omissions................................................20

                                    EXHIBITS
Description                                                              Exhibit

Articles of Amendment..........................................................A
Schedule of Exceptions.........................................................B
Registration Rights Agreement..................................................C
Employee Stock Option Plan.....................................................D
Riverside Group and Mozart, Inc. Agreement.....................................E
Contracts......................................................................F
Opinion of Counsel.............................................................G

                                BUILDSCAPE, INC.
                         SERIES A CUMULATIVE CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT


     This Series A Cumulative Convertible Preferred Stock Purchase Agreement (this "Agreement") is made as of the 15th day of October, 1999, by and among Buildscape, Inc., a Florida corporation (the "Company"), Riverside Group, Inc., a Florida corporation ("Riverside"), and Imagine Investments, Inc., a Delaware corporation ("Purchaser").

     The parties hereby agree as follows:

     11.  Authorization and Sale of the Preferred Shares.

         11.1 Authorization; Filing of Articles of Amendment. The Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 3,000,000 shares of its Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), having the rights, preferences and privileges as set forth in the Articles of Amendment attached hereto as Exhibit A (the "Amendment"). The Company shall adopt and file the Amendment with the Secretary of State of the State of Florida prior to the Closing Date (as defined below).

         11.2 Sale and Issuance of the Series A Preferred Stock. Subject to the terms and conditions hereof, at the Closing the Company will issue and sell to Purchaser and Purchaser will purchase from the Company an aggregate of 1,666,667 shares of Series A Preferred Stock at a purchase price equal to $3.00 per share.

     12.  Closing Date; Delivery.

         12.1 Closing Date. The closing of the sale of the Series A Preferred Stock hereunder (the "Closing") shall be held at the offices of Greenebaum Doll & McDonald PLLC, 3300 National City Tower, Louisville, Kentucky on October ___, 1999, or at such other time and place as the Company and a majority in interest of the Purchaser mutually agree upon (such date is hereinafter referred to as the "Closing Date"); provided, however, the Company shall provide wire transfer instructions to the Purchaser at least two business days prior to the Closing Date.

         12.2  Delivery.

              (a) Subject to the terms of this Agreement, at the Closing, the Company will deliver to the Purchaser a certificate or certificates representing 1,666,667 shares of Series A Preferred Stock to be issued to Purchaser, against payment of the purchase price therefor by delivery of a check or wire transfer, payable to the Company; provided, there shall be credited against the payment of the purchase price an amount equal to $485,000 of the outstanding principal balance of, and all accrued and unpaid interest, owed to Imagine by the Company under the "Buildscape Loans," as of the Closing Date. "Buildscape Loans" means that certain Loan Agreement, dated March 12, 1999, that certain Amendment to Loan Agreement, dated May 20, 1999, and that certain Loan Agreement, dated August 12, 1999, and Promissory Note each among Purchaser, the Company, Riverside, CyberMax, Inc. and CyberMax Tech, Inc., and all documents and agreements (including promissory notes) executed in connection with the foregoing, and that certain Promissory Note, dated October 13, 1999, in the principal amount of $135,000, made by the Company to Imagine.

     13. Representations and Warranties of the Company and Riverside. The Company and Riverside hereby jointly and severally represent and warrant to Purchaser that except as set forth on the Schedule of Exceptions attached hereto as Exhibit B:

         13.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify individually or in the aggregate would not cause a Material Adverse Effect. In this Agreement, the term "Material Adverse Effect" shall mean a material adverse change in the business, prospects, conditions, affairs or operations of the Company taken as a whole.

         13.2 Corporate Power. The Company has all requisite corporate power necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"). This Agreement and the Registration Rights Agreement are valid and binding obligations of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

         13.3   Subsidiaries.   The  Company  does  not  control,   directly  or
indirectly, any other corporation, partnership, joint venture, limited liability company, association or business entity or other similar entity.

         13.4  Capitalization.

              (a) Authorized Shares. The authorized capital stock of the Company as of the Closing Date will consist of 10,500,000 shares of Common Stock and 3,000,000 shares of Preferred Stock, with all such shares of Preferred Stock designated Series A Preferred Stock with such rights and preferences as provided in the Amendment, which has been validly adopted by the Company's Board of Directors and stockholders.

              (b) Issued Shares. Immediately prior to the Closing, 5,000,000 shares of Common Stock, and no shares of Series A Preferred Stock will be issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Company has properly reserved at least 1,666,667 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock.

              (c) Rights, Warrants, Etc. Except as set forth in this Agreement, the Amendment, Buildscape Employee Stock Option Plan attached hereto as Exhibit D, the agreement dated May 21, 1999 between The Riverside Group and Mozart, Inc. attached hereto as Exhibit E and the Registration Rights Agreement, there are no outstanding rights, options, warrants, conversion rights or other agreements either directly or indirectly for the purchase or acquisition from the Company of any shares of its capital stock.

         13.5  Authorization.

              (a) Corporate Action. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the sale and issuance of the Series A Preferred Stock, (ii) the issuance of the Common Stock upon conversion of the Series A Preferred Stock, and (iii) the authorization, execution and performance of the Company's obligations hereunder and under the Registration Rights Agreement has been taken.

              (b) Valid Issuance. The Series A Preferred Stock, when issued in compliance with the provisions of this Agreement, and the shares of Common Stock issued upon conversion of the Series A Preferred Stock, will be validly issued, fully paid and nonassessable and will be free of any liens or other encumbrances; provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Series A Preferred Stock are as set forth in the Amendment.

         13.6 No Preemptive Rights. No Person (as hereafter defined) has any right of first refusal or any preemptive rights in connection with the issuance of the Series A Preferred Stock, the issuance of the Common Stock upon conversion of the Series A Preferred Stock, or, except as set forth in this Agreement and the Registration Rights Agreement, any future issuances of any securities by the Company. In this Agreement, the term "Person" shall mean an individual, partnership, venture, limited liability company, unincorporated association, organization, syndicate, corporation, trust and trustee, executor, administrator or other legal or personal representative or any government or any agency or political subdivision thereof.

         13.7  Intellectual Property; Year 2000.

              (a) Intellectual Property. Except in such respects as would not have a Material Adverse Effect, the Company owns legally enforceable rights to use or is licensed to use by a Person which, to the Company's knowledge, has legally enforceable rights to license, all worldwide intellectual property, including but not limited to patents, trademarks, trade names, domain names, brand names, trade secrets, inventions, know-how, copyrights, and proprietary rights of any kind, and any registrations or applications therefor (herein "Intellectual Property Rights"), employed in the operation of or otherwise material to its business as now conducted and as currently proposed to be conducted, with no infringement or violation of or conflict with the rights of any Person respecting any Intellectual Property Rights owned by the Company or to the knowledge of the Company, respecting any Intellectual Property Rights licensed to the Company. The Company makes the foregoing representation to its knowledge with respect to patents, trademarks, trade names and brand names owned or licensed. To the knowledge of the Company, the operation of the Company's business as now conducted or as currently proposed to be conducted does not infringe, violate or conflict with any Intellectual Property Rights of any Person. There are no options, licenses, or agreements of any kind relating to the foregoing Intellectual Property Rights outside of the Company's ordinary course of business, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to Intellectual Property Rights of any Person outside of the Company's ordinary course of business. The Company is not obligated to make any paymentsby way of royalties, fees or otherwise to any owner, licensor of, or other claimant to any Intellectual Property Rights or other intangible asset, with respect to the use thereof outside of the Company's ordinary course of business. The Company has not received any communications alleging that it has violated or, by conducting its business as currently proposed, would violate any of the Intellectual Property Rights of any Person, nor, upon due inquiry, is the Company aware of any basis for the foregoing. There are no agreements, understandings, instruments, contracts, judgments, orders, writs or decrees to which the Company is a party, or by which it or any of the Company's asset would be bound, which involve indemnification by the Company with respect to infringements or other violations of any Intellectual Property Rights other than those contained in license and distribution agreements entered into in the ordinary course of business by the Company. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not constitute a breach of any license or other agreement involving any Intellectual Property Rights, nor will it cause or give a right of forfeiture or termination of any such Intellectual Property Rights. Except in such respects as would not have a Material Adverse Effect, (i) the Company has made all necessary filings and recordations to protect and maintain its interest in its Intellectual Property Rights; (ii) all Company Intellectual Property Rights are valid, subsisting and enforceable; and (iii) to the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Company's Intellectual Property Rights by any Person, including any employee, former employee, independent contractor or consultant of the Company. The Company has taken reasonable and practicable steps designed to safeguard and maintain the secrecy and confidentiality of, and the proprietary rights in, the Company's Intellectual Property Rights. All officers, employees and consultants of the Company having access to, or developing any Intellectual Property Rights have executed and delivered (or shall execute and deliver) an agreement regarding the protection of Company's proprietary information. The Company has not received any notice that any current or prior officer, employee, or consultant of the Company claims or has a right to claim, and none of the foregoing possess or have any basis to claim, an ownership interest in any Company Intellectual Property Rights as a result of having been involved in the development or licensing of any such Intellectual Property Rights while employed by or consulting to the Company.

              (b) Year 2000. Except in such respects as would not have a Material Adverse Effect, any software developed and, to the best of the Company's knowledge (based solely on the developers' written representations (if any), any other software owned or licensed, by the Company and used in the conduct of the Company's business as presently conducted and currently as proposed to be conducted, will (i) accurately process date-related information before, during and after January 1, 2000, including accepting the date input, providing the date output, and performing calculations on dates or portions of dates; (ii) function without interruption before, during and after January 1, 2000 without any change in operation; (iii) respond to two-digit date input in a way that resolves any ambiguity as to century in a defined manner; and (iv) store and provide output date information in ways that are unambiguous as to century.

         13.8 No Conflicts. Except as set forth on Schedule 3.8, neither the execution and delivery of this Agreement and the Registration Rights Agreement by the Company nor the consummation of the transactions contemplated hereby or thereby, will (i) conflict with or violate the Articles of Incorporation, Bylaws or resolutions of the directors or shareholders of the Company or (ii) either with or without notice or the passage of time conflict with, violate, result in the breach of any term of, constitute a default under, require the consent or approval of or any notice to or filing with anythird party or governmental authority under, or create a lien or encumbrance on any of the shares of capital stock or the assets of the Company under, (x) any note, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its assets is bound, or (y) any law, order, rule, regulation, decree, writ, injunction, license, approval, authorization, franchise or permit of any governmental body having jurisdiction over the Company or any of its properties.

         13.9 Proprietary Agreements; Employees. Each employee and/or independent contractor of the Company has executed an agreement regarding confidentiality and proprietary information, the form of which has been provided to special counsel to the Purchaser. None of its employees or independent contractors is in violation thereof, and the Company will use its best efforts to prevent such violations and to protect its rights under such agreements. To the knowledge of the Company, no employee or independent contractor of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that could interfere with the individual's ability adequately to perform the services for the Company that the Company intends the individual to perform or otherwise interfere with the use of his or her best efforts to promote the interests of the Company or that could conflict with the Company's business as conducted or as proposed to be conducted or that could prevent such employee from assigning inventions to the Company. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees made prior to their employment by the Company.

         13.10 Litigation, etc. There is no action, proceeding or investigation pending, or to the knowledge of the Company, threatened, against the Company or its officers, directors or shareholders, or to the best of the Company's knowledge, against employees of the Company (or, to the best of the Company's knowledge, any basis therefor or threat thereof): (a) which might result, either individually or in the aggregate, in (i) any Material Adverse Effect, or (ii) any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (iii) any material liability on the part of the Company; or (b) which questions the validity of this Agreement and the Registration Rights Agreement, or any action taken or to be taken in connection herewith, including in each case, without limitation, actions pending or threatened involving the prior employment (whether as an employee, independent contractor or otherwise) of any of the Company's employees or independent contractors, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of the former employers of such employees or independent contractors or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

         13.11 Governmental Consent. Except for the filing of a Form D with the Securities and Exchange Commission and the filing of notices required under applicable state securities laws, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or the Registration Rights; or (b) the offer, sale or issuance of the Series A Preferred Stock or the issuance of the shares of Common Stock issuable upon conversion of the approval of or any notice to or filing with any Series A Preferred Stock; or (c) the obtaining of the consents, permits and waivers specified in subsection 5.1(b) hereof.

         13.12 Offering. In reliance on the representations and warranties of the Purchaser in Section 4 hereof, the offer, sale and issuance of the Series A Preferred Stock and the Warrants in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of applicable blue sky laws.

         13.13 Taxes. All tax returns, reports and statements that are required to have been filed by or on behalf of the Company or any other members of the Group (as herein defined) have been duly filed on a timely basis with all appropriate federal, state, county and local governmental agencies or instrumentalities, except where such failure, individually or in the aggregate, to do so would not have a Material Adverse Effect upon the Company. The term "Group" shall mean, individually and collectively, (i) Company, (ii) Riverside, and (iii) any individual, trust, corporation, partnership or other entity as to which the Company is liable for taxes incurred by such individual or entity either as a transferee, or pursuant to Treasury Regulations Section 1.1502-6, or pursuant to any other provision of federal, state, local or foreign law or regulations. All such tax returns, reports and statements are correct and complete in all material respects. None of the Company or any other Group member has elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, or has made any other election pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which individually or in the aggregate would have a Material Adverse Effect. The Company has paid or properly established reserves in accordance with GAAP (as defined below) for all income, franchise, sales, use, license, payroll, transfer and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by the Company on or before the Closing and the Company has not, nor following the Closing will have any, liability for the foregoing for any other Group Member. There are no tax liens on any assets of the Company other than liens for taxes not yet due and payable. Proper and accurate amounts have been withheld by the Company for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. None of the Company or any other Group member has executed or filed with the Internal Revenue Service or any other governmental authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes. No tax audits or other administrative or judicial proceedings are pending or threatened with regard to any taxes for which the Company may be liable and no action for assessment or collection of any tax is pending or proposed against the Company or any other Group member for which the Company will incur any liability. The
Company does not have any obligation under any tax sharing agreement. The Company and each member of the Group have disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662.

         13.14 Title. The Company owns its property and assets free and clear of all liens, mortgages, loans or other encumbrances except liens for current taxes and mechanic's, materialmen's and similar liens that do not individually or in the aggregate materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and holds valid leasehold interests free and clear of any liens, claims or other encumbrances.

         13.15 Material Contracts and Commitments. All of the contracts, mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which (i) involve obligations of, or payments to, the Company in excess of $50,000 Dollars, (ii) are between the Company and any officer, director, affiliate, consultant or employee, (iii) are not in the ordinary course of business, (iv) confer agency on any Person, (v) create or maintain joint venture, partnership or similar arrangements, (vi) license intellectual property to or from any Person or (vii) involve a sharing of profits, are set forth on the list attached hereto as Exhibit F (the
"Contracts"), copies of which have been delivered to special counsel to the Purchaser. All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in default under any of the Contracts.

         13.16 Financial Statements. The Company has delivered to the Purchaser the unaudited balance sheets and related statements of operation as of December 31, 1998 and the unaudited balance sheets and related statements of operation for the 8 month period ended August 31, 1999 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis throughout the periods indicated, except for the absence of footnotes to such Financial Statements. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and during the periods, indicated therein (subject, in the case of unaudited financial statements, to normal non-material year-end audit adjustments and the omission of footnotes). The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. As of the date of the Financial Statements, the Company had no material liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements. Since August 31, 1999, the Company has not incurred any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise), except for current liabilities incurred in the ordinary course of business consistent with past practice, which liabilities are consistent with the representations and warranties contained in this Agreement.

         13.17 Absence of Changes. Since August 31, 1999 or as contemplated hereby (a) the Company has not entered into any transaction which was not in the ordinary course of business, (b) there has been no material adverse change in the condition (financial or otherwise) of the business, property, prospects, assets or liabilities of the Company other than changes in the ordinary course of its business, which changes, individually or in the aggregate, could not result in a Material Adverse Effect, (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance), which, individually or in the aggregate, has a Material Adverse Effect, (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed, purchased or otherwise acquired any of its stock, (e) the Company has not materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay and provision of employee benefits and prerequisites of its employees and independent contractors as a group, or granted to any employee, independent contractors or any other person, or modified in any respect, any stock options, stock appreciation right or other compensation that is based in any respect on the value of any class of equity of the Company, (f) the Company has not changed or amended any material contract by which the Company or any of its assets are bound or subject, except as contemplated by this Agreement, (g) there has been no resignation or termination of employment of any key officer, employee or independent contractor of the Company and the Company does not know of any impending resignation or termination of employment of any such officer, employee or independent contractor that if consummated could result in a Material Adverse Effect, (h) there has been no change, except in the ordinary course of business, in the contingent obligations of the Company (nor in any contingent obligation of the Company regarding any director, stockholder or key employee, officer or independent contractor of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise, (i) there have been no loans made by the Company to any of its employees, independent contractors, officers or directors other than travel advances and other similar types of advances made in the ordinary course of business and consistent with past practice and generally applicable Company policy, (j) there has been no waiver by the Company of a valuable right or of a debt owing to it, and (k) there has not been any satisfaction or discharge of any lien, claim or other encumbrance or any payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company.

         13.18 Outstanding Indebtedness. Except as shown on the Financial Statements, the Company has no indebtedness for borrowed money which it has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which it has otherwise become liable, directly or indirectly.

         13.19 Registration Rights. Other than as granted pursuant to the Registration Rights Agreement, the Company has not granted or agreed to grant any rights to register (as that term is defined in the Registration Rights Agreement) securities, including demand or piggyback registration rights, to any Person.

         13.20 Transactions with Related Parties. In the past 12 months, (i) the Company has not at any time, directly or indirectly, purchased, leased or otherwise acquired any property or obtained any services from, or sold, leased or otherwise disposed of any property or furnished any services to (except in each case with respect to remuneration for services rendered as a director, officer or employee of Company), in the ordinary course of business or otherwise, any shareholder, any family member of any shareholder or any other Person (other than the Company) that, directly or indirectly, alone or together with others, controls, is controlled by or is under common control with the Company or any shareholder or any family member of any shareholder (the Persons listed in this clause (i) being referred to herein collectively as "Affiliated Persons" and individually as an "Affiliated Person"); (ii) the Company does not owe any amount to any Affiliated Person; and (iii) no Affiliated Person owes any amount to the Company and no part of the property or assets of any Affiliated Person is used by the Company in the conduct or operation of its business.

         13.21 Certain Transactions. The Company is not indebted, directly or indirectly, to any Affiliated Person, in any amount whatsoever; and no Affiliated Person is indebted to the Company or has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship. No such Affiliated Person is, directly or indirectly, interested in any contract with the Company (other than bona fide employment agreements, copies of which have been previously delivered to special counsel to Purchaser). The Company is not guarantor or indemnitor of any indebtedness of any Person.

         13.22 Accounts Receivable. All accounts receivable of the Company as shown on the balance sheet as of August 31, 1999 and all such receivables which have arisen thereafter represent bona fide transactions occurring in the ordinary course of business by the Company, net of reserves for bad debts shown on such balance sheet, and, as to the period after August 31, 1999, net of reserves established consistent with prior practice in amount and nature.

         13.23 Corporate Documents. The Company has furnished counsel to Purchaser with copies of its Articles of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the Closing Date.

         13.24  Employee Benefit Plans and Employment Matters.

              (a) There are no Employee Benefit Plans. "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former officer, employee or consultant (or to any dependent or beneficiary thereof), of the Company or any ERISA Affiliate, which are now, or within the last three years were maintained, by the Company or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has or had any obligation to contribute or under which the Company or any ERISA Affiliate has or could have any liability, whether actual or contingent (including any liability arising out of an indemnification guarantee, hold-harmless or similar agreement), including, without limitation, all employee pension, profit-sharing, savings, retirement, incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, life, accident or other insurance, stock purchase, stock option, stock appreciation right, phantom stock, restricted stock or other equity-based compensation plans, and any other plans, policies, programs, practices or arrangements. "ERISA Affiliate" means any entity (whether or not incorporated) other than the Company that, together with the Company, is or was a member of a controlled group of corporations within the meaning of
Section 414(b) of the Code, of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code, or in the case of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA of an affiliated service group within the meaning of Section 414(m) of the Code.

              (b) All Employee Benefit Plans comply in all material respects with and are and have been operated in material accordance with each applicable provision of ERISA, the Code, other federal statutes, state law and the regulations and rules promulgated pursuant thereto or in connection therewith. Each Plan which is a group health plan (within the meaning of Section 5000(b)(1) of the Code) complies with and has been maintained and operated in accordance with each of the requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

              (c) With respect to the Employee Benefit Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves on the financial statements or books of the Company.

              (d) All Employee Benefit Plans that have been canceled or terminated prior to the date of this Agreement have been canceled or terminated in accordance with all applicable provisions of ERISA, the Code, other federal statutes, state law and the regulations and rules promulgated pursuant thereto or in connection therewith.

         13.25  Environmental Protection.

              (a) The Company is in compliance with Environmental Laws and the Company has obtained and is in compliance with all necessary permits, licenses, approvals and authorizations required under applicable Environmental Laws, except for such noncompliance which would not have, or could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

              (b) The Company has not, and to its knowledge, no third party has released Hazardous Materials at, from, on, in, to or under any of the properties or assets owned, leased or operated (or formerly owned or operated) by the Company, and to the Company's knowledge, there are no underground storage tanks, polychlorinated biphenyl-containing equipment or asbestos-containing material at any of the properties or assets owned, leased or operated (or formerly owned or operated) by the Company.

              (c) There are no past,  pending  or, to the  Company's  knowledge, threatened, claims, notices of violation, investigations, litigation, administrative proceedings, orders, judgments against the Company relating to Hazardous Materials, Environmental Laws or relating to any other location where Hazardous Materials from the Company, or to the knowledge of the Company, any of its predecessors have been transported, stored, handled, disposed, treated or have otherwise come to be located ("Environmental Claims") and the Company is not aware of any facts, events, conditions or circumstances which could reasonably be expected to form the basis of any Environmental Claims against the Company.

In this Agreement, the term "Environmental Laws" shall mean any and all federal, state, local and foreign, civil and criminal laws, statutes, rules, ordinances, codes, regulations, permits relating to the protection of health and the environment, worker health and safety and or governing the use, handling, storage, discharge or disposal of Hazardous Material, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC (S) 9601 et. seq., the Resource Conservation and Recovery Act, 42 USC (S) 6901 et. seq., the Occupational Health and Safety Act, 29 USC (S) 651 et. seq., and the state analogues thereto, all as amended or superseded from time to time; and the term "Hazardous Materials" shall mean petroleum and petroleum products, radioactive materials, asbestos-containing materials, radon, lead-based paint, polychlorinated biphenyls, pesticides and any other chemicals, substances, wastes or materials defined, listed or regulated by any Environmental Law.

         13.26 Insurance. The Company has in full force and effect fire and casualty insurance policies, and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

         13.27 Labor Agreements and Actions. To the knowledge of the Company, no officer, key employee or independent contractor intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees and to the terms of employment agreements listed on the Schedule of Exceptions, the employment of each officer and employee of the Company is terminable at the will of the Company.

         13.28 Disclosure. No representation or warranty by the Company in this Agreement, or in any document or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading.

     14. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

         14.1 Authority. Purchaser has the full right, power and authority to enter into and perform this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement constitute or will constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity.

         14.2 Investment Intent. Purchaser is acquiring the Series A Preferred Stock and the Common Stock issuable upon conversion of Series A Preferred Stock (collectively the "Securities") for investment for Purchaser's own account, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

         14.3 Series A Preferred Stock Not Registered. Purchaser understands and acknowledges that the offering of the Series A Preferred Stock pursuant to this Agreement will not be registered under the Securities Act or qualified under applicable blue sky laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualifications available under applicable blue sky laws, and that the Company's reliance upon such exemptions is predicated upon Purchaser's representations set forth in this Agreement. Purchaser understands and acknowledges that the Securities must be held until the Securities are registered under the Securities Act and/or qualified under applicable blue sky laws or an exemption from such registration and/or such qualification is available.

         14.4 Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Securities; (ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as Purchaser has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by Purchaser satisfactorily answered by the Company; and
(v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

         14.5 Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act.

     15. Additional Agreements of the Parties.

         15.1 Covenant of Purchaser. Purchaser hereby covenants that it will not dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act, in compliance with Rule 144 promulgated under the Securities Act or in compliance with another exemption from applicable securities laws) unless and until, if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel to the effect that (i) such disposition will not require registration under the Securities Act and (ii) appropriate action necessary for compliance with the Securities Act and other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

         15.2 Legends. Each certificate representing the Securities may be endorsed with the following legends:


              (a)  Federal Legend.

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR
              OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

              (b) Other Legends. Any other legends required by applicable state blue sky laws. The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

         15.3 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 5.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k), or to the reasonable satisfaction of the Company, the proposed transfer is in accordance with an exemption from federal and state securities laws.

         15.4 Registration Rights Agreement. At the Closing, the Company and Purchaser shall execute and deliver the Registration Rights Agreement.

     16.  Conditions to Closing.

         16.1 Conditions to Purchaser's Obligations. The obligation of Purchaser to purchase the Series A Preferred Stock at the Closing is subject to the fulfillment to Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Purchaser:

              (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company and Riverside in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

              (b) Consents and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

              (c) Compliance Certificate. The Company shall have delivered to Purchaser a certificate, executed on behalf of the Company by its President, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 6.1.

              (d) Secretary's Certificate. The Company shall have delivered a certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the Board of Directors and shareholder resolutions approving this Agreement and the Registration Rights Agreement and the issuance of the Series A Preferred Stock, the reservation of the underlying Common Stock and certifying the current versions of the Articles of Incorporation and Bylaws and the composition of the Board of Directors of the Company upon Closing.

              (e) Opinion of Counsel. Purchaser shall have received an opinion from Holland & Knight, satisfactory in form to special counsel for Purchaser, substantially in the form attached hereto as Exhibit G.

              (f) Compliance with Laws. The purchase of the Series A Preferred Stock by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

         16.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Series A Preferred Stock at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

              (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

              (b) Compliance with Laws. The purchase of the Series A Preferred Stock by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

              (c) Secretary's Certificate. Purchaser shall have delivered a Certificate executed on behalf of Purchaser by a Secretary or an Assistant Secretary of Purchaser, dated as of the Closing Date, certifying the approval of this Agreement by the Board of Directors of Purchaser.

              (d) Compliance Certificate. Purchaser shall have delivered to the Company a certificate, executed by its President or a Vice President, dated as of the Closing Date certifying as to the fulfillment of the conditions specified in Section 6.2(a).

     17. Affirmative Covenants of the Company and Riverside. The Company and Riverside hereby covenant and agree as follows:

         17.1 Financial Information. Until the date on which the Company is required to file a report pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act, the Company will furnish to Purchaser:

              (a) so long as Purchaser or its affiliates own any of the Series A Preferred Stock or Common Stock issued upon conversion of the Series A Preferred Stock, as soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company; and

              (b) so long as Purchaser or its Affiliated Persons own all of the Series A Preferred Stock purchased pursuant hereto (as adjusted for stock splits, combinations, dividends, distributions or recapitalizations or the like) or all Common Stock issued upon conversion of the Series A Preferred Stock, as soon as practicable after the end of each fiscal quarter, and in any event within 45 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal quarter, and unaudited consolidated statements of operations and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such quarter, prepared in accordance with GAAP (except for required footnotes), all in reasonable detail, subject to changes resulting from year-end audit adjustments and inter-period allocations; and

              (c) so long as the Purchaser or its Affiliated Persons own all of the Series A Preferred Stock purchased pursuant hereto, or all Common Stock issued upon conversion of the Series A Preferred Stock, as soon as practicable after the end of each month and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month and consolidated statements of income and cash flow statements, for such month and for the current fiscal year to date, prepared in accordance with GAAP (except for required footnotes), all in reasonable detail, subject to changes resulting from year-end audit adjustments and inter-period allocations; and

              (d) so long as Purchaser or its Affiliated Persons own all of the Series A Preferred Stock purchased pursuant hereto, or all Common Stock issued upon conversion of the Series A Preferred Stock, as soon as practicable and in any event no later than 30 days before the end of the fiscal year, an annual budget (consisting of projected income statements and projected cash flow statements reported on a monthly basis) and business plan for the subsequent fiscal year.

         17.2 Corporate Existence, Licenses and Permits; Maintenance of Properties. So long as any shares of the Series A Preferred Stock shall remain outstanding, the Company will at all times cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the United States of America (except in connection with a merger or consolidation in which the Company is not the surviving corporation) and will do all things reasonably necessary to preserve and keep in force and effect, and cause each of its subsidiaries (if any) to preserve and keep in force and effect, all patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights, licenses and permits necessary and material to the conduct of its and their respective businesses, and will maintain and keep, and cause each of its subsidiaries (if any) to maintain and keep, its and their properties in good repair, working order and condition (except for normal wear and tear), and from time to time make all needful and proper repairs, renewals and replacements.

         17.3 Taxes. So long as any shares of the Series A Preferred Stock shall remain outstanding, the Company will duly pay and discharge all taxes, assessments and governmental charges upon or against the Company, or its properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company and shall have set aside on its books adequate reserves with respect thereto.

         17.4 Insurance. So long as any shares of the Series A Preferred Stock shall remain outstanding, the Company will apply for and continue in full force and effect adequate insurance covering the respective risks of the Company and its subsidiaries (if any) of such types and in at least such amounts and with such deductibles as are customary for other corporations engaged in similar lines of business and with good and responsible insurance companies.

         17.5 Books and Accounts. So long as any shares of the Series A Preferred Stock shall remain outstanding, the Company will, and will cause each subsidiary (if any) to, maintain proper books of record and account in which full, true and correct entries shall be made of its transactions and set aside on its books from its earnings for each fiscal year all such proper reserves as in each case shall be required in accordance with generally accepted accounting principles.

         17.6 Inspection. Until the Company is required to file a report pursuant to Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act, the Company shall permit Purchaser, at Purchaser's expense, upon reasonable notice to the Company specifying a proper purpose, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 7.6 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless and until such Purchaser executes a confidentiality/non-disclosure agreement reasonably acceptable to both parties.

         17.7 Certain Transactions. Until the Company is required to file a report pursuant to Section 13(a) of the Exchange Act by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act, the Company will not enter into a contract or other transaction between the Company and one or more of its directors or officers or any corporation or other entity in which such directors or officers have a material financial interest unless such contract or transaction has been approved in accordance with the procedures required for approval of a contract or transaction between the Company and one or more of its directors pursuant to
Section 607.0832 of the Florida Business Corporation Act.

         17.8  Indemnity.

              (a) The Company and Riverside agree to indemnify and hold harmless Purchaser, its respective affiliates, officers, directors and employees (collectively, the "Purchaser Indemnified Parties") from and against any liabilities, obligations, losses, damages, amounts paid in settlement, penalties, actions, judgments, fines, suits, claims, costs, reasonable attorneys' fees, reasonable costs of investigation, expenses and disbursements of any kind ("Losses") which may be imposed upon, incurred by or asserted against such Purchaser Indemnified Party in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by the Company contained herein, in the Warrants, in the Registration Rights Agreement, or in any certificate or document delivered pursuant hereto or thereto. The Company shall also advance expenses as incurred to the fullest extent permitted under applicable law; provided, however, that the Purchaser Indemnified Party provides an undertaking to repay such advances to the Company if it is ultimately determined that such Purchaser Indemnified Party is not entitled to indemnification. The Purchaser Indemnified Party and the Company will cooperate in the defense of any such matter.

              (b) Purchaser agrees to indemnify and hold harmless the Company, and its Affiliates, officers, directors, and employees (collectively, the "Company Indemnified Parties") from and against any Losses which may be imposed upon, incurred by or asserted against such Company Indemnified Party in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreements by such Purchaser contained herein, or any certificate or document delivered pursuant hereto.

         17.9 Indemnification Procedures. Any Person entitled to indemnification under Section 7.9 ("Indemnified Party") seeking indemnification pursuant to
Section 7.9 with respect to a claim, action, suit or proceeding by a Person who is not an Indemnified Party shall give prompt written notice to the Company of the assertion of any claim, or the commencement of any action, suit or proceeding, in respect of which indemnity may be sought hereunder, provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder unless such failure shall prejudice in any material respect the Company's ability to defend such claim, action, suit or proceeding. The Company shall have the right to assume the defense of any such action, suit or proceeding at its expense; provided, however, that if the Company shall elect not to assume the defense of any such action, suit or proceeding, or fails to make such an election within twenty days after it receives such notice pursuant to the first sentence of this Section 7.10, the Indemnified Party may assume such defense with counsel of its choice and at the expense of the Company and shall defend such claim, action, suit or proceeding diligently and in good faith. The Indemnified Party shall have the right to participate in (but not control) the defense of an action, suit or proceeding defended by the Company hereunder and to retain its own counsel in connection with such action, suit or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense; provided, however, that the Company shall bear the expenses as incurred of counsel to the Indemnified Party if (i) the Company and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action, suit or proceeding (including impleaded parties) include the Company and the Indemnified Party, and representation of the Company and the Indemnified Party by the same counsel would, in the reasonable opinion of counsel to the Indemnified Party, create a conflict of interest.

         17.10 Limitation on Indemnification. No Indemnified Party shall be entitled to indemnification pursuant to Section 7.8 or 7.9 hereof until such time as the amount of losses incurred by such Indemnified Party equals $50,000, after which time such Indemnified Party shall be entitled to indemnification for the entire amount of such losses.

     18.  Miscellaneous.

         18.1 Governing Law. The corporate laws of the State of Florida shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement or the Registration Rights Agreement be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         18.2 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by Purchaser, provided that the representations and warranties of the Company contained in
Section 3 shall expire on the second anniversary of the Closing, other than the representations and warranties contained in Section 3.2 (Corporate Power), 3.4 (Capitalization), 3.5 (Authority, Organization), 3.13 (Taxes), 3.24 (Employee Benefit Plans and Employment Matters) and 3.25 (Environmental Protection) which shall not expire. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company and Riverside pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company and Riverside hereunder as of the date of such certificate or instrument.

         18.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         18.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

         18.5 Notices, Etc. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

              If to the Company:        Buildscape, Inc.
                                        7800 Belfort Park, Suite 100
                                        Jacksonville, Florida 32256
                                        Fax:  (904) 296-0584
                                        Attn: Chief Executive Officer

              If to Purchaser:          8150 N. Central Expressway
                                        Suite 1901
                                        Dallas, Texas 75206
                                        Fax:  (214) 365-6905
                                        Attn: Chief Executive Officer

              If to Riverside:          7800 Belfort Parkway
                                        Jacksonville, Florida 32256
                                        Fax:  (904) 296-0584
                                        Attn: Chief Executive Officer

                  18.6 Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                  18.7  Finder's Fees and Other Fees.

                           (a) With  the exception of the agreement with Mozart,
Inc. attached hereto as Exhibit E, the Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold Purchaser harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.
                           (b) Purchaser (i) represents and warrants that it has
retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its employees or representatives, are responsible.

                  18.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  18.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  18.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

         IN WITNESS WHEREOF, the parties hereto have executed this Series A Convertible Preferred Stock Purchase Agreement as of the date first written above.


                                     Buildscape, Inc.

                                     By:___________________________________
                                     Title_________________________________
                                                  ("Company")




                                      Riverside Group, Inc.

                                      By:__________________________________
                                      Title:_______________________________
                                                   ("Riverside")



                                      Imagine Investments, Inc.

                                      By:__________________________________
                                      Title:_______________________________
                                                      ("Purchaser")

                                    EXHIBIT A

                              Articles of Amendment


                                  See Attached.

                                    EXHIBIT B

                             Schedule of Exceptions


                                  See Attached.

                                    EXHIBIT C

                          Registration Rights Agreement


                                  See Attached.

                                    EXHIBIT D

                           Employee Stock Option Plan


                                  See Attached.

                                    EXHIBIT E

                   Riverside Group and Mozart, Inc. Agreement


                                  See Attached.

                                    EXHIBIT F

                                    Contracts


                                  See Attached.

                                    EXHIBIT G

                               Opinion of Counsel


                                  See Attached.